UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04526
Name of Registrant:	Vanguard Quantitative Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code:	(610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – March 31, 2015

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2015

Vanguard Growth and Income Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	13
Performance Summary.	15
Financial Statements.	16
About Your Fund’s Expenses.	34
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Growth and Income Fund
Investor Shares	6.41%
Admiral™ Shares	6.46
S&P 500 Index	5.93
Large-Cap Core Funds Average	5.21
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth and Income Fund
Investor Shares	$42.69	$42.34	$0.372	$2.604
Admiral Shares	69.71	69.13	0.647	4.251

Chairman’s Letter

Dear Shareholder,

Although U.S. stocks produced solid returns for the six months ended March 31, 2015, they traced a choppy path upward. A strong U.S. dollar, the prospect of rising interest rates, and tepid growth abroad contributed to some retrenchment at times, but stocks were buoyed by other factors, including the improving labor market, growing consumer confidence, and patience from the Federal Reserve in holding rates low.

For the half year, Vanguard Growth and Income Fund returned 6.41% for Investor Shares and 6.46% for Admiral Shares. The fund achieved its objective of outpacing its benchmark, the Standard and Poor’s 500 Index, which returned 5.93%. It also bested the average return of 5.21% for its peer group.

The fund’s gains were fairly broad-based, with seven of its ten market sectors producing positive returns. Health care and consumer discretionary both made double-digit advances, while energy posted a double-digit decline. The fund’s outperformance of its benchmark was largely driven by superior returns in energy, health care, industrials, and information technology.

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months. Stocks were resilient after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months.

Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Fed’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other central banks. A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices
Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

Stepping away from the benchmark boosted the fund for the period
Each of the three advisors at the helm of the Growth and Income Fund uses its own proprietary computer model to screen stocks based on fundamental data such as earnings growth prospects and balance-sheet quality. As a result, each advisor holds a different selection of stocks but with a shared goal of outpacing the fund’s benchmark over the long term without taking on significant additional risk.

For the six months, health care was the strongest sector in the index. Mergers and acquisitions ran high as many biotechnology and pharmaceutical

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Growth and Income Fund	0.37%	0.26%	1.12%
The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.24% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Large-Cap Core Funds.

companies looked for opportunities to grow faster and become more efficient. New drugs moving closer to market also fueled investor interest. An outsized allocation to health care, and to some top-performing providers in particular, played to the fund’s advantage.

At the other end of the performance spectrum, energy slumped, but less for the fund than for the index. The advisors’ outperformance was mostly due to a lighter-than-benchmark allocation to companies whose business models were most affected by the sharp drop in the price of oil. These included oil and gas

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis

Sources: Vanguard, based on data for the Russell 3000 Index.

exploration and production companies along with their equipment and service providers. The fund also got a small boost from its holdings among oil refiners. Stocks of these companies, whose profit margins tend to go up when oil prices fall because of oversupply, advanced by double digits.

More modest relative contributions came from the fund’s industrial-sector holdings in aerospace, defense, and machinery stocks and from internet and software stocks within information technology.

Improvements in the job market and growing consumer confidence translated into a good half year for consumer discretionary stocks. Retailers’ shares climbed, with home improvement, clothing, and automotive store chains doing especially well. The fund’s return for the sector roughly matched the index’s.

The advisors’ models disappointed in a few sectors, however. In consumer staples, the fund’s light holdings among some food producers, personal-care companies and drugstore chains lowered returns, as did its exposure to real estate investment trusts in financials.

More information about the advisors’ management of the fund can be found in the Advisors’ Report that follows this letter.

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Although Vanguard has followed all these principles since its founding, one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

The Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 14, 2015

Advisors’ Report

Vanguard Growth and Income Fund’s Investor Shares returned 6.41% for the six months ended March 31, 2015. The Admiral Shares returned 6.46%. The Standard & Poor’s 500 Index returned 5.93%, and the average return of large-capitalization core funds was 5.21%.

Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal half year and of how the portfolio’s positioning reflects this assessment. (Please note that Los Angeles Capital’s discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on April 21, 2015.

Vanguard Growth and Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Los Angeles Capital	32	2,049	Employs a quantitative model that emphasizes stocks
			with characteristics investors are currently seeking and
			underweights stocks with characteristics investors are
			currently avoiding. The portfolio’s sector weights, size,
			and style characteristics may differ modestly from the
			benchmark in a risk-controlled manner.
D. E. Shaw Investment	32	2,047	Employs quantitative models that seek to capture
Management, L.L.C.			predominantly “bottom up” stock-specific return
			opportunities while aiming to keep the portfolio’s
			sector weights, size, and style characteristics similar to
			the benchmark.
Vanguard Equity Investment	32	2,045	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings and balance-sheet quality of companies
			as compared with their peers.
Cash Investments	4	190	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

8

Los Angeles Capital

Portfolio Managers:

Thomas D. Stevens, CFA,
Chairman and Principal

Hal W. Reynolds, CFA,
Chief Investment Officer and Principal

The S&P 500 Index generated a 5.93% return for the six months. A meaningful pullback in March, however, suggested concerns about corporate profits and broader economic growth. Following last year’s gains, the outlook for earnings has been lowered given declining oil prices and a stronger dollar. Along with energy, utility stocks, which had a high relative valuation coming into 2015, have been penalized in recent months.

The best-performing stocks over the six months had strong analyst sentiment and lower volatility. Companies with weaker balance sheets trading at low multiples to book value generally underperformed. Energy was by far the worst-performing sector, while growth segments of the economy such as health care, retail, consumer cyclicals, and biotechnology generated strong returns.

After six years of near-zero interest rates, the Federal Reserve’s cautious optimism about the economy suggests that rates are likely to begin to rise later this year.

Over the six months, the portfolio maintained a bias toward smaller-cap stocks with strong analyst sentiment that contributed positively to returns. In addition, as companies with robust foreign revenues underperformed given the strengthening dollar and the relative robustness of the U.S. economy, the portfolio’s underweighting of such companies added value. An overweighting of companies with strong earnings quality detracted slightly. Among sectors, underweighting energy contributed significantly to returns as earnings estimates continued to fall, with Brent crude oil prices ranging from $46 to $62 per barrel.

Although the market continues to favor companies with strong analyst sentiment, stable growth assets are increasingly attractive. Companies with high book values relative to their market caps continue to be penalized as investors favor higher-quality assets with sustainable growth. In addition to the underweighting of energy, the portfolio is tilted away from finance and technology and toward health care and retail.

D. E. Shaw Investment
Management, L.L.C.

Portfolio Managers:

Anne Dinning, Ph.D., Managing Director
and Chief Investment Officer

Philip Kearns, Ph.D., Managing Director

In our view, the primary themes driving equity market valuations during the reporting period were strong U.S. corporate earnings, macroeconomic developments, and central bank policy actions in the United States, Europe, Japan, and emerging markets. In particular, equity markets appeared to be sensitive to falling crude oil

9

prices, declining interest rates and inflation, and the strengthening U.S. dollar. In the United States, stronger-than-expected employment and GDP data appeared to propel equity markets higher, as the S&P 500 Index broke through 2,100 for the first time. The Federal Reserve, while poised to raise its federal funds rate in the near future, signaled that rates would not rise as high or as quickly as many observers had anticipated. The European Central Bank initiated a quantitative easing program, and the Bank of Japan expanded its own, while the People’s Bank of China cut interest rates. Geopolitical tensions in Ukraine subsided, while military conflict in the Middle East spread to Yemen.

Unusually large moves in individual stocks in the first two weeks of October were a challenge for the portfolio. That challenge was generally offset by stronger relative performance in the first quarter of 2015, as risk-taking returned to the markets. We generally attribute portfolio performance to three major sources: bottom-up stock selection; exposure to common risk factors such as value, growth, and market cap; and exposure to industry groups. During the period, stock selection disappointed. The three largest single-stock detractors to relative return were overweight positions in LyondellBasell Industries, Occidental Petroleum, and Netflix. The three largest contributors were an underweight position in Microsoft and overweight positions in Constellation Brands and Boston Scientific.

Common risk factors positively affected our portfolio’s return. In particular, it benefited from modest exposures to small-cap and low-dollar-volume stocks, while modest exposures to high volatility and high-turnover stocks detracted from relative performance. Sector and industry deviations from benchmark weights boosted the portfolio’s relative return.

Over the last five years, the U.S. equity market has performed strongly, outpacing global equity markets and a number of other asset classes. Rising U.S. stock valuations have been supported by impressive growth in corporate earnings. The dollar’s recent strengthening dampened earnings growth, and future dollar moves—whether positive or negative—could spark volatility in the stock market. In addition, downside shocks on the macroeconomic or political front in the United States, Europe, or China, as well as unexpected interest rate moves by the Fed, could hurt U.S. stock market valuations and increase volatility.

Vanguard Equity Investment Group

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

For the fiscal half year, equities continued to produce strong returns. The broad U.S. equity market was up about 7%. Large-cap stocks in the fund’s benchmark, the S&P 500 Index, gained 5.93%, while small-caps outpaced the rest of the market, rising more than 14%. Value-oriented equities were widely outpaced by growth stocks. Globally, the U.S. equity market generated the lion’s share of returns, with other countries down slightly. Emerging markets, which declined more than 2%, were a large contributor to that result.

Performance within the benchmark was mixed as three sectors declined. Results were best in health care, consumer discretionary, and consumer staples. Telecommunication services, energy, and materials stocks were all negative.

As the U.S. economy moved into 2015, it built on its positive momentum. Fourth-quarter GDP growth came in at an annual rate of 2.2%. This was down from 5% in the third quarter but still encouraging. Although job growth slowed in March, the unemployment level has declined to 5.5%, and the country appears to be approaching full employment.

The past six months have not been without challenges. The harsh winter in many parts of the country is believed to have hurt first-quarter 2015 growth, and tepid sales have boosted wholesale inventory levels, leaving little motivation to restock warehouses. It remains uncertain when and to what extent the Fed will begin raising interest rates. In addition, the dollar’s strength has increased the price of exports by as much as 20%, challenging the revenue and profit results of multinational companies.

Although it’s important to understand how our overall performance is affected by the macro factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit five key themes: 1) high quality—healthy balance sheets and consistent cash-flow generation; 2) effective use of capital—sound investment policies that prefer internal to external funding; 3) consistent earnings growth—a demonstrated ability to grow earnings year after year; 4) strong market sentiment—market confirmation of our view; and 5) reasonable valuation—avoidance of overpriced stocks.

Using these five themes, we generate a composite expected return for all the stocks in our universe each day—seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those scores, and adjust when appropriate to maximize expected return while minimizing exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

For the half year, our growth and management decisions models were positive contributors to performance. However, our sentiment, valuation, and quality models did not perform as expected. The models’ effectiveness across sectors was pleasing, as stock selection was positive in five of the ten sectors, close to neutral in four, and negative in one. Our strongest results

11

were in energy, information technology, and consumer discretionary. We underperformed in materials.

Among individual stocks, the largest contributors came from overweight positions in Electronic Arts, O’Reilly Automotive, and Edwards Lifesciences. And compared with the benchmark, we benefited from underweighting or avoiding poor performers such as Halliburton and Freeport-McMoRan.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Nabors Industries, National Oilwell Varco, and UnitedHealth Group directly lowered performance. Also, underweighting Walgreens Boots Alliance and Kraft Foods Group, companies that were not positively identified by the fundamentals in our model, hurt our overall outperformance.

We continue to believe that constructing a portfolio that focuses on the key fundamentals described earlier will benefit investors over the long term, even as we recognize that risk can reward or punish us in the near term. We look forward to the rest of the fiscal year; we believe that the fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to the benchmark.

12

Growth and Income Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VQNPX	VGIAX
Expense Ratio[1]	0.37%	0.26%
30-Day SEC Yield	1.67%	1.78%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	714	502	3,757
Median Market Cap	$59.1B	$79.3B	$46.5B
Price/Earnings Ratio	19.5x	19.8x	21.4x
Price/Book Ratio	3.1x	2.9x	2.8x
Return on Equity	18.5%	18.7%	17.5%
Earnings Growth
Rate	13.2%	13.4%	13.5%
Dividend Yield	2.0%	2.0%	1.9%
Foreign Holdings	0.3%	0.0%	0.0%
Turnover Rate
(Annualized)	116%	—	—
Short-Term Reserves	0.3%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.00	0.97
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.3%
Johnson & Johnson	Pharmaceuticals	2.1
Exxon Mobil Corp.	Integrated Oil & Gas	1.7
General Electric Co.	Industrial
	Conglomerates	1.5
Wells Fargo & Co.	Diversified Banks	1.4
Merck & Co. Inc.	Pharmaceuticals	1.3
Procter & Gamble Co.	Household Products	1.1
Home Depot Inc.	Home Improvement
	Retail	1.1
AT&T Inc.	Integrated
	Telecommunication
	Services	1.1
JPMorgan Chase & Co.	Diversified Banks	1.0
Top Ten		16.6%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2015, the annualized expense ratios were 0.35% for Investor Shares and 0.24% for Admiral Shares.

13

Growth and Income Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index FA Index
Consumer
Discretionary	12.4%	12.6%	13.4%
Consumer Staples	9.9	9.7	8.4
Energy	6.6	8.0	7.3
Financials	15.2	16.2	17.6
Health Care	16.8	14.9	14.6
Industrials	12.3	10.4	11.1
Information
Technology	17.9	19.7	19.0
Materials	4.0	3.2	3.5
Telecommunication
Services	2.3	2.3	2.0
Utilities	2.6	3.0	3.1

14

Growth and Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2004, Through March 31, 2015

Note: For 2015, performance data reflect the six months ended March 31, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/10/1986	13.83%	14.77%	7.25%
Admiral Shares	5/14/2001	13.95	14.90	7.38

See Financial Highlights for dividend and capital gains information.

15

Growth and Income Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (11.9%)
	Home Depot Inc.	616,124	69,998
	Comcast Corp. Class A	774,170	43,717
	Walt Disney Co.	408,775	42,876
	Lowe’s Cos. Inc.	561,810	41,793
	Wyndham Worldwide Corp.	424,250	38,382
	Time Warner Cable Inc.	216,065	32,384
*	O’Reilly Automotive Inc.	108,530	23,469
*	Amazon.com Inc.	58,770	21,868
	Cablevision Systems Corp.
	Class A	1,178,450	21,566
	L Brands Inc.	224,327	21,152
	NIKE Inc. Class B	183,100	18,370
	Expedia Inc.	181,587	17,093
	Delphi Automotive plc	202,350	16,135
	Viacom Inc. Class B	235,230	16,066
*	Under Armour Inc. Class A	192,880	15,575
	Staples Inc.	935,052	15,227
	Time Warner Inc.	172,015	14,525
*	Priceline Group Inc.	11,800	13,737
	Kohl’s Corp.	175,400	13,725
	H&R Block Inc.	410,700	13,171
	Marriott International Inc.
	Class A	159,300	12,795
	Royal Caribbean
	Cruises Ltd.	153,090	12,530
	TJX Cos. Inc.	173,480	12,152
	Best Buy Co. Inc.	309,900	11,711
	Harman International
	Industries Inc.	80,700	10,784
*	Netflix Inc.	23,380	9,742
*	DIRECTV	112,477	9,572
	Interpublic Group of
	Cos. Inc.	394,685	8,730
	Ross Stores Inc.	79,730	8,400
	Omnicom Group Inc.	105,323	8,213
	Leggett & Platt Inc.	169,990	7,835
	Ford Motor Co.	459,220	7,412

			Market
			Value
		Shares	($000)
	Graham Holdings Co.
	Class B	6,708	7,041
	General Motors Co.	179,900	6,746
	Gap Inc.	143,296	6,209
*	Chipotle Mexican Grill Inc.
	Class A	8,450	5,497
	Genuine Parts Co.	57,690	5,376
*	Dollar General Corp.	68,000	5,126
	Goodyear Tire & Rubber Co.	179,800	4,869
*	Fossil Group Inc.	59,000	4,865
	Darden Restaurants Inc.	69,529	4,821
*	AutoZone Inc.	6,958	4,746
	Target Corp.	52,560	4,314
	Macy’s Inc.	63,570	4,126
*	AutoNation Inc.	63,320	4,073
*	Ulta Salon Cosmetics &
	Fragrance Inc.	26,200	3,952
*	Mohawk Industries Inc.	19,310	3,587
	Whirlpool Corp.	16,866	3,408
	Tractor Supply Co.	39,000	3,317
*	Liberty Global plc	66,511	3,313
	Nordstrom Inc.	38,890	3,124
*	CarMax Inc.	41,940	2,894
*	Michael Kors Holdings Ltd.	43,797	2,880
*	Charter Communications
	Inc. Class A	14,300	2,761
	Starbucks Corp.	28,229	2,673
	Newell Rubbermaid Inc.	65,780	2,570
	Johnson Controls Inc.	48,633	2,453
*	NVR Inc.	1,800	2,392
*	Liberty Media Corp.	49,000	1,872
*	TripAdvisor Inc.	21,908	1,822
	Hasbro Inc.	28,517	1,803
*	Discovery
	Communications Inc.	39,940	1,177
*	Liberty Ventures Class A	27,400	1,151
	PVH Corp.	8,700	927
	Mattel Inc.	36,943	844
*	Discovery Communications
	Inc. Class A	23,099	711

16

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Gannett Co. Inc.	18,960	703
*	News Corp. Class A	37,720	604
*	Liberty Broadband Corp.	10,350	586
	Time Inc.	23,021	517
	CBS Corp. Class B	7,790	472
*	Hilton Worldwide
	Holdings Inc.	13,100	388
*	Murphy USA Inc.	5,300	384
*	Liberty TripAdvisor
	Holdings Inc. Class A	12,000	382
*	Liberty Media Corp. Class A	9,700	374
*	Isle of Capri Casinos Inc.	26,500	372
	GNC Holdings Inc. Class A	7,184	353
*	Michaels Cos. Inc.	12,500	338
	GameStop Corp. Class A	8,900	338
*	Sears Holdings Corp.	7,900	327
*	Apollo Education Group Inc.	15,990	303
	VF Corp.	2,640	199
	PulteGroup Inc.	8,860	197
	Bloomin’ Brands Inc.	7,600	185
	SeaWorld Entertainment Inc.	9,175	177
*	ITT Educational Services Inc.	25,400	172
*	Lee Enterprises Inc.	38,010	121
	Scripps Networks
	Interactive Inc. Class A	1,706	117
*	Ascena Retail Group Inc.	7,300	106
*	TRI Pointe Homes Inc.	6,800	105
	CST Brands Inc.	1,689	74
*	Townsquare Media Inc.
	Class A	5,000	64
	DeVry Education Group Inc.	1,700	57
*	New York & Co. Inc.	22,498	56
*	Sally Beauty Holdings Inc.	1,248	43
	Harte-Hanks Inc.	3,300	26
*	Citi Trends Inc.	800	22
*	Tower International Inc.	800	21
*	Blyth Inc.	2,798	21
*	Cooper-Standard Holding Inc.	300	18
*	Wayfair Inc.	500	16
*	Biglari Holdings Inc.	34	14
*	Build-A-Bear Workshop Inc.	700	14
*	Aeropostale Inc.	3,900	14
*	ZAGG Inc.	1,500	13
	John Wiley & Sons Inc.
	Class A	200	12
	BorgWarner Inc.	200	12
*	Dollar Tree Inc.	100	8
	Service Corp. International	300	8
	Nutrisystem Inc.	300	6
	Universal Technical
	Institute Inc.	500	5
*	Journal Communications
	Inc. Class A	200	3
*	Boyd Gaming Corp.	208	3
*	MGM Resorts International	100	2
			756,497

			Market
			Value
		Shares	($000)
Consumer Staples (9.5%)
	Procter & Gamble Co.	863,020	70,716
	PepsiCo Inc.	677,481	64,781
	Wal-Mart Stores Inc.	582,869	47,941
	Kroger Co.	580,053	44,467
	Coca-Cola Co.	1,071,062	43,432
	CVS Health Corp.	388,891	40,137
	Altria Group Inc.	748,438	37,437
*	Constellation Brands Inc.
	Class A	246,761	28,676
	Costco Wholesale Corp.	153,100	23,194
	Dr Pepper Snapple
	Group Inc.	263,871	20,709
	Reynolds American Inc.	297,300	20,487
	Sysco Corp.	542,169	20,456
	Clorox Co.	162,790	17,970
	Archer-Daniels-Midland Co.	366,960	17,394
	Walgreens Boots
	Alliance Inc.	176,890	14,979
	Mondelez International Inc.
	Class A	394,640	14,243
*	Monster Beverage Corp.	91,800	12,705
	Coca-Cola Enterprises Inc.	221,640	9,796
	Kraft Foods Group Inc.	98,884	8,614
	ConAgra Foods Inc.	193,300	7,061
	General Mills Inc.	113,032	6,398
	Philip Morris
	International Inc.	82,619	6,224
	Hershey Co.	53,255	5,374
	JM Smucker Co.	38,314	4,434
	Tyson Foods Inc. Class A	79,777	3,055
	Colgate-Palmolive Co.	39,700	2,753
	Avon Products Inc.	339,430	2,712
	Campbell Soup Co.	55,020	2,561
	Whole Foods Market Inc.	44,500	2,318
	Kimberly-Clark Corp.	16,031	1,717
	Pilgrim’s Pride Corp.	14,100	318
*	Herbalife Ltd.	6,200	265
*	Adecoagro SA	10,656	109
	Mead Johnson Nutrition Co.	1,000	101
*	SunOpta Inc.	6,396	68
*	Rite Aid Corp.	3,600	31
	Hormel Foods Corp.	200	11
			603,644
Energy (6.3%)
	Exxon Mobil Corp.	1,251,357	106,365
	Anadarko Petroleum Corp.	395,800	32,776
	Chevron Corp.	284,426	29,859
	Occidental Petroleum Corp.	393,222	28,705
	Tesoro Corp.	312,920	28,567
	Schlumberger Ltd.	328,669	27,424
	Valero Energy Corp.	380,170	24,186
	National Oilwell Varco Inc.	374,700	18,731
*	Newfield Exploration Co.	385,600	13,531
	EOG Resources Inc.	146,800	13,460
	Phillips 66	166,900	13,118

17

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Marathon Petroleum Corp.	124,310	12,728
	Chesapeake Energy Corp.	820,700	11,621
	Kinder Morgan Inc.	151,490	6,372
	ConocoPhillips	96,790	6,026
	Williams Cos. Inc.	92,110	4,660
*	FMC Technologies Inc.	118,500	4,386
*	Southwestern Energy Co.	157,508	3,653
	Baker Hughes Inc.	49,800	3,166
	ONEOK Inc.	38,810	1,872
	Spectra Energy Corp.	35,700	1,291
*	Cameron International Corp.	27,500	1,241
	EQT Corp.	10,800	895
	EnLink Midstream LLC	23,200	755
	California Resources Corp.	93,798	714
	Apache Corp.	11,800	712
*	Laredo Petroleum Inc.	37,900	494
*	WPX Energy Inc.	37,176	406
	QEP Resources Inc.	13,900	290
*	SEACOR Holdings Inc.	3,600	251
*	Penn Virginia Corp.	29,800	193
*	Pacific Drilling SA	38,400	149
	Delek US Holdings Inc.	3,200	127
	Tsakos Energy Navigation Ltd.	11,510	94
	Ensco plc Class A	3,474	73
*	Rosetta Resources Inc.	3,700	63
*	FMSA Holdings Inc.	8,400	61
*	EP Energy Corp. Class A	5,400	57
*	Stone Energy Corp.	3,800	56
*	Goodrich Petroleum Corp.	14,900	53
*	Willbros Group Inc.	15,300	51
*	TransAtlantic Petroleum Ltd.	9,187	49
*	InterOil Corp.	1,000	46
	Noble Corp. plc	2,400	34
*	Memorial Resource
	Development Corp.	1,700	30
*	Rex Energy Corp.	6,800	25
	Frank’s International NV	1,300	24
*	Harvest Natural
	Resources Inc.	52,777	24
*	Callon Petroleum Co.	2,800	21
	Aegean Marine Petroleum
	Network Inc.	1,036	15
	Ocean Rig UDW Inc.	2,142	14
	Seadrill Ltd.	1,500	14
	Marathon Oil Corp.	300	8
	PBF Energy Inc. Class A	200	7
	Exterran Holdings Inc.	200	7
	Plains GP Holdings LP Class A	200	6
*	ION Geophysical Corp.	2,400	5
	Western Refining Inc.	100	5
*	Gulfport Energy Corp.	100	5
*	Era Group Inc.	214	4
	North American Energy
	Partners Inc.	1,300	4
*	Kosmos Energy Ltd.	400	3
			399,582

		Market
		Value
	Shares	($000)
Financials (14.7%)
Wells Fargo & Co.	1,653,716	89,962
JPMorgan Chase & Co.	1,096,208	66,408
* Berkshire Hathaway Inc.
Class B	411,304	59,359
Citigroup Inc.	962,325	49,579
Goldman Sachs Group Inc.	164,285	30,881
Capital One Financial Corp.	383,400	30,220
Host Hotels & Resorts Inc.	1,436,810	28,995
Weyerhaeuser Co.	791,453	26,237
Public Storage	132,371	26,096
American International
Group Inc.	461,000	25,258
Ameriprise Financial Inc.	186,004	24,337
Morgan Stanley	604,350	21,569
Allstate Corp.	302,530	21,531
Navient Corp.	1,038,700	21,117
Travelers Cos. Inc.	182,426	19,726
PNC Financial Services
Group Inc.	183,400	17,100
Progressive Corp.	620,173	16,869
US Bancorp	383,194	16,734
Aon plc	168,560	16,202
Bank of America Corp.	1,050,310	16,164
General Growth
Properties Inc.	526,724	15,565
Simon Property Group Inc.	77,207	15,105
McGraw Hill Financial Inc.	144,000	14,890
Legg Mason Inc.	262,696	14,501
Crown Castle
International Corp.	165,530	13,663
American Express Co.	174,343	13,620
Assurant Inc.	217,860	13,379
Ventas Inc.	171,659	12,535
Moody’s Corp.	119,080	12,360
Prologis Inc.	252,229	10,987
Marsh & McLennan
Cos. Inc.	195,840	10,985
Intercontinental
Exchange Inc.	45,900	10,707
BlackRock Inc.	26,690	9,764
Bank of New York
Mellon Corp.	229,465	9,234
Lincoln National Corp.	154,005	8,849
Health Care REIT Inc.	110,410	8,541
Chubb Corp.	76,869	7,771
CME Group Inc.	78,600	7,444
AvalonBay Communities Inc.	40,900	7,127
ACE Ltd.	63,200	7,046
Regions Financial Corp.	704,800	6,660
Iron Mountain Inc.	176,630	6,443
SunTrust Banks Inc.	154,400	6,344
Aflac Inc.	85,500	5,473
HCP Inc.	84,900	3,669
Principal Financial Group Inc.	70,800	3,637
Equity Residential	46,120	3,591

18

Growth and Income Fund

			Market
			Value
		Shares	($000)
	Invesco Ltd.	90,460	3,590
	People’s United
	Financial Inc.	231,042	3,512
	Plum Creek Timber Co. Inc.	79,842	3,469
	Prudential Financial Inc.	41,000	3,293
	Apartment Investment &
	Management Co.	68,440	2,694
	Equity LifeStyle
	Properties Inc.	48,900	2,687
	First Horizon National Corp.	178,470	2,550
	Northern Trust Corp.	32,980	2,297
	Cincinnati Financial Corp.	41,980	2,237
	Hartford Financial
	Services Group Inc.	50,000	2,091
	Discover Financial Services	33,241	1,873
	NASDAQ OMX Group Inc.	33,660	1,715
	Kimco Realty Corp.	42,510	1,141
	Excel Trust Inc.	79,195	1,110
	XL Group plc Class A	28,540	1,050
	Brixmor Property Group Inc.	37,400	993
*	Realogy Holdings Corp.	21,500	978
	Torchmark Corp.	15,090	829
*	CBRE Group Inc. Class A	20,871	808
	Voya Financial Inc.	14,100	608
	American Tower Corporation	6,050	570
	Retail Properties of
	America Inc.	33,800	542
	Loews Corp.	11,600	474
	Leucadia National Corp.	16,800	374
	BankUnited Inc.	10,800	354
	Chimera Investment Corp.	107,000	336
*	Forest City Enterprises Inc.
	Class A	10,400	265
	Parkway Properties Inc.	15,200	264
*	Equity Commonwealth	8,900	236
	CIT Group Inc.	4,800	217
*	SLM Corp.	21,400	199
*	NewStar Financial Inc.	14,083	165
	WP GLIMCHER Inc.	9,583	159
	Columbia Property Trust Inc.	5,600	151
	Old Republic
	International Corp.	7,300	109
	ZAIS Financial Corp.	5,800	103
	Aspen Insurance
	Holdings Ltd.	2,100	99
	Symetra Financial Corp.	4,100	96
	Healthcare Realty Trust Inc.	3,400	94
	MVC Capital Inc.	9,327	88
	T. Rowe Price Group Inc.	1,060	86
	Erie Indemnity Co. Class A	900	79
	AG Mortgage Investment
	Trust Inc.	3,800	72
	Digital Realty Trust Inc.	1,000	66
*	Ladder Capital Corp.	3,000	56
	Unum Group	1,600	54

			Market
			Value
		Shares	($000)
	Assured Guaranty Ltd.	1,900	50
*	E*TRADE Financial Corp.	1,690	48
	Arbor Realty Trust Inc.	6,463	45
	Armada Hoffler
	Properties Inc.	4,200	45
*	PHH Corp.	1,700	41
	WP Carey Inc.	600	41
	Gain Capital Holdings Inc.	4,000	39
*	Signature Bank	300	39
	Apollo Commercial Real
	Estate Finance Inc.	2,200	38
	Reinsurance Group of
	America Inc. Class A	400	37
	BB&T Corp.	800	31
*	Meridian Bancorp Inc.	2,200	29
	Endurance Specialty
	Holdings Ltd.	300	18
*	Cascade Bancorp	3,422	16
*	Western Alliance Bancorp	473	14
*	Genworth Financial Inc.
	Class A	1,700	12
	CorEnergy Infrastructure
	Trust Inc.	1,708	12
	National Penn
	Bancshares Inc.	844	9
*	Flagstar Bancorp Inc.	617	9
	Allied World Assurance Co.
	Holdings AG	200	8
	LaSalle Hotel Properties	200	8
	Liberty Property Trust	100	4
	Zions Bancorporation	118	3
	Chatham Lodging Trust	100	3
	Suffolk Bancorp	100	2
	National Bank Holdings
	Corp. Class A	111	2
			929,670
Health Care (16.3%)
	Johnson & Johnson	1,294,786	130,255
	Merck & Co. Inc.	1,386,076	79,672
	Pfizer Inc.	1,785,582	62,120
*	Gilead Sciences Inc.	537,705	52,765
	Anthem Inc.	306,200	47,280
*	Express Scripts Holding Co.	527,489	45,770
	Eli Lilly & Co.	585,855	42,562
	AbbVie Inc.	725,823	42,490
*	Biogen Inc.	99,140	41,861
	Cardinal Health Inc.	392,580	35,438
	Amgen Inc.	217,158	34,713
	Bristol-Myers Squibb Co.	532,432	34,342
	UnitedHealth Group Inc.	282,728	33,444
	AmerisourceBergen Corp.
	Class A	252,662	28,720
*	Boston Scientific Corp.	1,440,639	25,571
	Cigna Corp.	191,450	24,781

19

Growth and Income Fund

			Market
			Value
		Shares	($000)
*	Regeneron
	Pharmaceuticals Inc.	43,330	19,563
*	Vertex Pharmaceuticals Inc.	143,856	16,971
	Aetna Inc.	135,730	14,459
*	Edwards Lifesciences Corp.	99,618	14,192
*	HCA Holdings Inc.	186,880	14,059
	McKesson Corp.	61,600	13,934
*	Laboratory Corp. of
	America Holdings	105,920	13,355
*	DaVita HealthCare
	Partners Inc.	162,972	13,246
	Abbott Laboratories	272,693	12,634
*	Valeant Pharmaceuticals
	International Inc.	61,104	12,136
*	Actavis plc	39,832	11,855
*	Mylan NV	197,090	11,697
*	Celgene Corp.	100,480	11,583
	Baxter International Inc.	153,058	10,484
	Medtronic plc	94,783	7,392
	Quest Diagnostics Inc.	86,210	6,625
	Agilent Technologies Inc.	154,895	6,436
*	Tenet Healthcare Corp.	119,490	5,916
	Thermo Fisher Scientific Inc.	43,287	5,815
	Humana Inc.	25,310	4,506
	Zoetis Inc.	87,681	4,059
*	Endo International plc	44,680	4,008
	Becton Dickinson and Co.	27,882	4,004
	Universal Health
	Services Inc. Class B	34,010	4,003
	Stryker Corp.	42,850	3,953
*	Hospira Inc.	37,040	3,254
*	VCA Inc.	56,400	3,092
	PerkinElmer Inc.	49,910	2,552
*	Intuitive Surgical Inc.	3,810	1,924
*	Mallinckrodt plc	13,700	1,735
*	Medivation Inc.	10,800	1,394
	Zimmer Holdings Inc.	10,984	1,291
	Perrigo Co. plc	7,600	1,258
*	Health Net Inc.	14,900	901
*	Cerner Corp.	12,030	881
*	Illumina Inc.	3,900	724
*	BioTelemetry Inc.	69,772	617
*	Neurocrine Biosciences Inc.	15,364	610
*	Arena Pharmaceuticals Inc.	92,903	406
*	Alnylam
	Pharmaceuticals Inc.	3,600	376
*	TESARO Inc.	6,100	350
*	Geron Corp.	85,600	323
*	Vanda Pharmaceuticals Inc.	33,700	313
	Theravance Inc.	17,400	274
*	BioCryst
	Pharmaceuticals Inc.	25,400	229
*	Horizon Pharma plc	8,700	226
	STERIS Corp.	3,100	218
	CR Bard Inc.	1,170	196
*	Dyax Corp.	9,700	163

			Market
			Value
		Shares	($000)
*	Pain Therapeutics Inc.	78,492	148
*	OvaScience Inc.	3,900	135
*	Rigel Pharmaceuticals Inc.	33,901	121
*	Puma Biotechnology Inc.	500	118
*	ANI Pharmaceuticals Inc.	1,850	116
*	Halyard Health Inc.	2,003	99
*	Insmed Inc.	4,412	92
*	SciClone
	Pharmaceuticals Inc.	9,590	85
*	Endocyte Inc.	13,400	84
*	Omeros Corp.	3,800	84
*	Dynavax Technologies Corp.	2,800	62
*	Momenta
	Pharmaceuticals Inc.	5,000	76
*	Genocea Biosciences Inc.	5,523	66
*	XenoPort Inc.	8,499	61
	Omnicare Inc.	700	54
*	Oncothyreon Inc.	30,765	50
*	Cytokinetics Inc.	7,200	49
*	Progenics
	Pharmaceuticals Inc.	8,000	48
*	Amicus Therapeutics Inc.	4,200	46
*	Arrowhead Research Corp.	6,300	43
*	Quintiles Transnational
	Holdings Inc.	500	34
*	Affymetrix Inc.	2,100	26
*	ARIAD Pharmaceuticals Inc.	2,700	22
*	ArQule Inc.	8,649	19
*	China Biologic Products Inc.	200	19
*	Receptos Inc.	100	17
*	Five Prime Therapeutics Inc.	600	14
*	Zeltiq Aesthetics Inc.	400	12
*	Targacept Inc.	3,152	9
*	Hyperion Therapeutics Inc.	200	9
*	Vical Inc.	9,342	9
*	AcelRx Pharmaceuticals Inc.	2,200	9
*	Regado Biosciences Inc.	6,365	8
*	Ligand Pharmaceuticals Inc.	100	8
	HealthSouth Corp.	154	7
*	Pacific Biosciences of
	California Inc.	1,000	6
*	ImmunoGen Inc.	478	4
*	La Jolla Pharmaceutical Co.	200	4
*	GTx Inc.	4,487	3
*	Inovio Pharmaceuticals Inc.	300	2
*	Trupanion Inc.	272	2
*	KaloBios
	Pharmaceuticals Inc.	625	—
			1,033,856
Industrials (11.9%)
	General Electric Co.	3,834,980	95,146
	General Dynamics Corp.	417,663	56,689
	Lockheed Martin Corp.	250,034	50,747
	Boeing Co.	288,830	43,348
	Union Pacific Corp.	395,350	42,820
	Northrop Grumman Corp.	201,050	32,361

20

Growth and Income Fund

			Market
			Value
		Shares	($000)
	3M Co.	176,040	29,038
	Southwest Airlines Co.	617,186	27,341
	Illinois Tool Works Inc.	238,000	23,119
	Waste Management Inc.	404,580	21,940
	Delta Air Lines Inc.	444,790	19,998
	Cintas Corp.	243,200	19,852
	Danaher Corp.	229,300	19,468
	United Parcel Service Inc.
	Class B	162,957	15,797
	FedEx Corp.	93,502	15,470
*	Spirit AeroSystems
	Holdings Inc. Class A	289,300	15,104
	Tyco International plc	341,986	14,726
	United Technologies Corp.	117,632	13,786
	Republic Services Inc.
	Class A	335,117	13,592
	ADT Corp.	323,996	13,452
	Pitney Bowes Inc.	532,937	12,428
	Robert Half
	International Inc.	197,673	11,963
	Honeywell International Inc.	102,900	10,734
	Snap-on Inc.	69,600	10,235
*	United Rentals Inc.	110,300	10,055
	CSX Corp.	283,587	9,392
	Equifax Inc.	77,580	7,215
	Ingersoll-Rand plc	105,360	7,173
	Stanley Black & Decker Inc.	73,290	6,989
	PACCAR Inc.	103,900	6,560
	Raytheon Co.	57,320	6,262
	Expeditors International of
	Washington Inc.	128,862	6,209
*	Stericycle Inc.	43,590	6,121
	Pentair plc	96,400	6,063
	Allegion plc	82,986	5,076
	L-3 Communications
	Holdings Inc.	39,925	5,022
	Allison Transmission
	Holdings Inc.	142,100	4,539
	Dun & Bradstreet Corp.	33,330	4,278
	AMETEK Inc.	79,700	4,187
	CH Robinson
	Worldwide Inc.	54,490	3,990
	Precision Castparts Corp.	15,800	3,318
*	AerCap Holdings NV	69,600	3,038
	Roper Industries Inc.	16,400	2,821
	Caterpillar Inc.	34,100	2,729
	Emerson Electric Co.	39,393	2,230
	KAR Auction Services Inc.	58,500	2,219
	Deere & Co.	24,652	2,162
	Norfolk Southern Corp.	13,260	1,365
*	Verisk Analytics Inc.
	Class A	16,100	1,150
	Dover Corp.	14,000	968
	Huntington Ingalls
	Industries Inc.	6,700	939

			Market
			Value
		Shares	($000)
	Masco Corp.	29,500	788
	American Airlines
	Group Inc.	11,100	586
*	RPX Corp.	40,306	580
*	ARC Document
	Solutions Inc.	35,200	325
	Con-way Inc.	5,700	252
	Babcock & Wilcox Co.	7,600	244
*	IHS Inc. Class A	1,555	177
	Nielsen NV	3,425	153
*	Old Dominion Freight
	Line Inc.	1,500	116
	MFC Industrial Ltd.	24,012	98
*	MRC Global Inc.	7,900	94
	Hubbell Inc. Class B	800	88
	Federal Signal Corp.	5,200	82
*	Rexnord Corp.	2,900	77
	Fluor Corp.	1,000	57
	Toro Co.	600	42
*	Quanta Services Inc.	1,300	37
	Knoll Inc.	1,000	23
	Regal-Beloit Corp.	283	23
	Insperity Inc.	400	21
	Barnes Group Inc.	500	20
	Actuant Corp. Class A	800	19
*	Navigant Consulting Inc.	1,100	14
*	ACCO Brands Corp.	1,600	13
*	Norcraft Cos. Inc.	500	13
*	WABCO Holdings Inc.	100	12
*	GrafTech International Ltd.	2,950	12
	Kennametal Inc.	300	10
	Advanced Drainage
	Systems Inc.	200	6
	Trinity Industries Inc.	100	4
*	Energy Recovery Inc.	500	1
			755,211
Information Technology (17.3%)
	Apple Inc.	2,190,521	272,567
	Microsoft Corp.	1,545,308	62,825
	International Business
	Machines Corp.	390,100	62,611
	Intel Corp.	1,975,419	61,771
	Hewlett-Packard Co.	1,590,330	49,555
*	Google Inc. Class A	76,941	42,679
*	Facebook Inc. Class A	397,710	32,698
	Visa Inc. Class A	425,100	27,806
	Computer Sciences Corp.	420,940	27,479
	Western Union Co.	1,303,572	27,127
*	Google Inc. Class C	41,766	22,888
	Fidelity National
	Information Services Inc.	333,480	22,697
	Texas Instruments Inc.	344,397	19,694
*	Fiserv Inc.	242,775	19,276
	Symantec Corp.	788,984	18,435
	Accenture plc Class A	194,730	18,244

21

Growth and Income Fund

			Market
			Value
		Shares	($000)
	MasterCard Inc. Class A	206,180	17,812
	Cisco Systems Inc.	642,727	17,691
	Xerox Corp.	1,375,520	17,675
	Seagate Technology plc	332,246	17,287
*	Electronic Arts Inc.	277,470	16,319
	QUALCOMM Inc.	224,600	15,574
	Intuit Inc.	146,452	14,200
	Western Digital Corp.	155,655	14,166
*	VeriSign Inc.	202,797	13,581
*	Citrix Systems Inc.	157,802	10,079
*	Cognizant Technology
	Solutions Corp. Class A	161,400	10,070
	Harris Corp.	118,930	9,367
*	Micron Technology Inc.	339,750	9,217
*	eBay Inc.	158,250	9,128
	CA Inc.	245,197	7,996
	NetApp Inc.	222,240	7,881
	Corning Inc.	302,275	6,856
*	F5 Networks Inc.	55,600	6,391
	Paychex Inc.	122,437	6,075
	Xilinx Inc.	141,900	6,002
	Total System Services Inc.	152,110	5,803
	Oracle Corp.	133,485	5,760
	TE Connectivity Ltd.	72,600	5,200
*	Adobe Systems Inc.	68,700	5,080
	Broadcom Corp. Class A	116,050	5,024
	Skyworks Solutions Inc.	40,780	4,008
	Altera Corp.	91,398	3,922
	NVIDIA Corp.	166,420	3,482
	SanDisk Corp.	52,100	3,315
	EMC Corp.	123,348	3,153
	Avago Technologies Ltd.
	Class A	24,550	3,117
	IAC/InterActiveCorp	39,600	2,672
	Automatic Data
	Processing Inc.	20,581	1,763
*	NCR Corp.	57,900	1,709
*	Teradata Corp.	37,822	1,669
	Microchip Technology Inc.	32,625	1,595
*	AOL Inc.	38,500	1,525
^	King Digital
	Entertainment plc	82,600	1,325
	Marvell Technology
	Group Ltd.	81,300	1,195
	Analog Devices Inc.	18,500	1,166
*	Keysight Technologies Inc.	29,946	1,112
*	EchoStar Corp. Class A	20,908	1,081
	FLIR Systems Inc.	31,323	980
*	Genpact Ltd.	40,100	932
*	Flextronics International Ltd.	65,700	833
	Juniper Networks Inc.	32,038	723
*	Glu Mobile Inc.	113,700	570
	KLA-Tencor Corp.	9,300	542
	Booz Allen Hamilton
	Holding Corp. Class A	12,100	350

			Market
			Value
		Shares	($000)
*	Autodesk Inc.	5,609	329
*	Zillow Group Inc. Class A	3,265	327
*	Cimpress NV	3,445	291
*	CoreLogic Inc.	7,000	247
*	FleetCor Technologies Inc.	1,600	241
*	VMware Inc. Class A	2,800	230
*	Cirrus Logic Inc.	5,500	183
*	MoneyGram
	International Inc.	20,500	177
*	Blackhawk Network
	Holdings Inc. Class B	4,564	162
*	Polycom Inc.	11,900	159
	Brocade Communications
	Systems Inc.	11,400	135
*	Mellanox Technologies Ltd.	2,400	109
*	First Solar Inc.	1,610	96
*	Zynga Inc. Class A	33,300	95
*	WebMD Health Corp.	1,700	75
	PC-Tel Inc.	9,160	73
	Pegasystems Inc.	3,196	70
*	TeleCommunication
	Systems Inc. Class A	12,500	48
	Leidos Holdings Inc.	1,100	46
*	Sigma Designs Inc.	5,100	41
*	Global Cash Access
	Holdings Inc.	5,300	40
	Linear Technology Corp.	840	39
*	Web.com Group Inc.	2,000	38
*	Ciber Inc.	8,515	35
*	Aspen Technology Inc.	800	31
*	CommScope Holding Co. Inc.	1,000	29
*	United Online Inc.	1,608	26
*	Pandora Media Inc.	1,300	21
	Lam Research Corp.	300	21
	Checkpoint Systems Inc.	1,500	16
*	XO Group Inc.	800	14
	Motorola Solutions Inc.	209	14
*	ShoreTel Inc.	2,000	14
	Atmel Corp.	1,600	13
*	Imation Corp.	3,200	13
*	Tremor Video Inc.	5,338	12
*	Bankrate Inc.	1,100	12
*	Intralinks Holdings Inc.	1,000	10
*	Rambus Inc.	600	8
	CDW Corp.	200	7
*	Veeco Instruments Inc.	200	6
	Intersil Corp. Class A	400	6
*	3D Systems Corp.	200	5
*	Sonus Networks Inc.	600	5
*	Gigamon Inc.	200	4
*	EZchip Semiconductor Ltd.	200	4
*	Amkor Technology Inc.	400	4
			1,094,906

22

Growth and Income Fund

			Market
			Value
		Shares	($000)
Materials (3.9%)
	Sherwin-Williams Co.	142,980	40,678
	Monsanto Co.	259,100	29,159
	PPG Industries Inc.	100,255	22,612
	Ball Corp.	317,106	22,400
	Dow Chemical Co.	325,703	15,627
	LyondellBasell Industries
	NV Class A	176,700	15,514
	Avery Dennison Corp.	247,870	13,115
	Air Products &
	Chemicals Inc.	80,000	12,102
	Alcoa Inc.	865,800	11,186
	Sealed Air Corp.	241,020	10,981
	Praxair Inc.	67,397	8,138
	Ecolab Inc.	70,400	8,052
	United States Steel Corp.	252,300	6,156
	Vulcan Materials Co.	71,260	6,007
	Mosaic Co.	114,663	5,281
	Bemis Co. Inc.	89,170	4,130
	International Paper Co.	67,610	3,752
	EI du Pont de Nemours
	& Co.	49,326	3,525
	Eastman Chemical Co.	24,090	1,669
	Nucor Corp.	33,180	1,577
	Freeport-McMoRan Inc.	78,800	1,493
*	Owens-Illinois Inc.	56,100	1,308
*	Berry Plastics Group Inc.	23,000	832
	Valspar Corp.	8,500	714
*	Constellium NV Class A	20,756	422
^	Mesabi Trust	13,903	185
	Innophos Holdings Inc.	2,400	135
	CF Industries Holdings Inc.	400	114
	Cliffs Natural Resources Inc.	17,600	85
	Orion Engineered
	Carbons SA	4,200	76
	FMC Corp.	1,300	74
*	Platform Specialty
	Products Corp.	2,800	72
*	Mercer International Inc.	3,500	54
*	Vista Gold Corp.	112,900	34
	Globe Specialty Metals Inc.	1,700	32
	Worthington Industries Inc.	400	11
	Greif Inc. Class A	200	8
	Gold Resource Corp.	1,800	6
*	Chemtura Corp.	200	5
*	Kinross Gold Corp.	1,800	4
	TimkenSteel Corp.	100	3
	Newmont Mining Corp.	100	2
			247,330
Other (0.2%)
	SPDR S&P 500 ETF Trust	47,272	9,758
*	Safeway Inc CVR (Casa Ley)
	Exp. 01/30/2018	75,810	10
*	Safeway Inc CVR (PDC)
	Exp. 01/30/2017	75,810	4
			9,772

			Market
			Value
		Shares	($000)
Telecommunication Services (2.2%)
	AT&T Inc.	2,120,598	69,238
	Verizon Communications
	Inc.	642,419	31,241
	CenturyLink Inc.	849,936	29,365
	Frontier
	Communications Corp.	709,600	5,003
*	Level 3
	Communications Inc.	91,000	4,899
	Inteliquent Inc.	11,563	182
*	T-Mobile US Inc.	4,810	152
*	Premiere Global
	Services Inc.	1,546	15
	NTELOS Holdings Corp.	2,600	13
*	Intelsat SA	852	10
*	Globalstar Inc.	2,434	8
			140,126
Utilities (2.5%)
	PG&E Corp.	371,900	19,737
	PPL Corp.	573,905	19,318
	NextEra Energy Inc.	170,630	17,754
	American Electric
	Power Co. Inc.	270,590	15,221
	Public Service Enterprise
	Group Inc.	319,400	13,389
	Entergy Corp.	144,470	11,195
	Ameren Corp.	260,084	10,975
	Edison International	152,700	9,539
	Sempra Energy	78,801	8,591
	Dominion Resources Inc.	112,374	7,964
	CenterPoint Energy Inc.	343,370	7,008
	Duke Energy Corp.	77,740	5,969
	Exelon Corp.	156,700	5,267
	DTE Energy Co.	18,160	1,465
	TECO Energy Inc.	46,690	906
*	Dynegy Inc.	21,300	669
	Atlantic Power Corp.	53,304	150
	AES Corp.	9,339	120
	Eversource Energy	2,030	103
	Xcel Energy Inc.	1,220	42
*	Calpine Corp.	1,100	25
	MDU Resources Group Inc. 1,100		23
	NRG Energy Inc.	500	13
	ITC Holdings Corp.	300	11
			155,454
Total Common Stocks
(Cost $5,021,977)			6,126,048
Temporary Cash Investments (3.4%)[1]
Money Market Fund (3.2%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.128%	201,282,090	201,282

23

Growth and Income Fund

		Face	Market
		Amount	Value
		($000)	($000)
U.S. Government and Agency Obligations (0.2%)
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.100%, 4/24/15	1,000	1,000
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.080%, 5/8/15	2,000	2,000
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 5/14/15	1,100	1,100
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.133%, 7/31/15	200	200
[5,6]	Freddie Mac Discount
	Notes, 0.090%, 4/6/15	3,700	3,700
[5,6]	Freddie Mac Discount
	Notes, 0.118%, 7/31/15	4,400	4,398
			12,398
Total Temporary Cash Investments
(Cost $213,680)			213,680
Total Investments (100.1%)
(Cost $5,235,657)			6,339,728
Other Assets and Liabilities (-0.1%)
Other Assets			88,145
Liabilities[3]			(97,166)
			(9,021)
Net Assets (100%)			6,330,707

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	5,046,486
Undistributed Net Investment Income	17,261
Accumulated Net Realized Gains	162,930
Unrealized Appreciation (Depreciation)
Investment Securities	1,104,071
Futures Contracts	(41)
Net Assets	6,330,707

Investor Shares—Net Assets
Applicable to 72,949,245 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,088,482
Net Asset Value Per Share—
Investor Shares	$42.34

Admiral Shares—Net Assets
Applicable to 46,901,381 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,242,225
Net Asset Value Per Share—
Admiral Shares	$69.13

See Note A in Notes to Financial Statements.
*Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,381,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.8% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,488,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $8,899,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

24

Growth and Income Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends[1]	64,284
Interest[2]	112
Securities Lending	80
Total Income	64,476
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,235
Performance Adjustment	83
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,351
Management and Administrative—Admiral Shares	1,746
Marketing and Distribution—Investor Shares	220
Marketing and Distribution—Admiral Shares	204
Custodian Fees	120
Shareholders’ Reports—Investor Shares	18
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	6
Total Expenses	8,988
Net Investment Income	55,488
Realized Net Gain (Loss)
Investment Securities Sold	181,546
Futures Contracts	10,517
Realized Net Gain (Loss)	192,063
Change in Unrealized Appreciation (Depreciation)
Investment Securities	132,105
Futures Contracts	852
Change in Unrealized Appreciation (Depreciation)	132,957
Net Increase (Decrease) in Net Assets Resulting from Operations	380,508
1 Dividends are net of foreign withholding taxes of $8,000.
2 Interest income from an affiliated company of the fund was $108,000.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Growth and Income Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	55,488	95,797
Realized Net Gain (Loss)	192,063	660,609
Change in Unrealized Appreciation (Depreciation)	132,957	260,158
Net Increase (Decrease) in Net Assets Resulting from Operations	380,508	1,016,564
Distributions
Net Investment Income
Investor Shares	(25,847)	(47,416)
Admiral Shares	(27,304)	(43,820)
Realized Capital Gain[1]
Investor Shares	(180,933)	—
Admiral Shares	(179,398)	—
Total Distributions	(413,482)	(91,236)
Capital Share Transactions
Investor Shares	125,709	(393,996)
Admiral Shares	341,537	338,592
Net Increase (Decrease) from Capital Share Transactions	467,246	(55,404)
Total Increase (Decrease)	434,272	869,924
Net Assets
Beginning of Period	5,896,435	5,026,511
End of Period[2]	6,330,707	5,896,435
1 Includes fiscal 2015 short-term gain distributions totaling $830,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $17,261,000 and $14,924,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Growth and Income Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$42.69	$36.02	$30.73	$23.86	$23.98	$22.34
Investment Operations
Net Investment Income	. 379	. 671	. 631	. 549	. 482	. 418
Net Realized and Unrealized Gain (Loss)
on Investments	2.247	6.639	5.288	6.846	(.124)	1.630
Total from Investment Operations	2.626	7.310	5.919	7.395	.358	2.048
Distributions
Dividends from Net Investment Income	(. 372)	(. 640)	(. 629)	(. 525)	(. 478)	(. 408)
Distributions from Realized Capital Gains	(2.604)	—	—	—	—	—
Total Distributions	(2.976)	(. 640)	(. 629)	(. 525)	(. 478)	(. 408)
Net Asset Value, End of Period	$42.34	$42.69	$36.02	$30.73	$23.86	$23.98

Total Return[1]	6.41%	20.42%	19.54%	31.27%	1.28%	9.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,088	$2,979	$2,869	$2,798	$2,548	$3,020
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.37%	0.36%	0.36%	0.32%	0.32%
Ratio of Net Investment Income to
Average Net Assets	1.76%	1.67%	1.90%	1.94%	1.78%	1.74%
Portfolio Turnover Rate	116%	133%	109%	102%	120%	94%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.01%, 0.01%, (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

27

Growth and Income Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$69.71	$58.82	$50.18	$38.97	$39.15	$36.48
Investment Operations
Net Investment Income	.658	1.176	1.097	.952	.832	.722
Net Realized and Unrealized Gain (Loss)
on Investments	3.660	10.833	8.633	11.168	(.199)	2.666
Total from Investment Operations	4.318	12.009	9.730	12.120	.633	3.388
Distributions
Dividends from Net Investment Income	(.647)	(1.119)	(1.090)	(.910)	(.813)	(.718)
Distributions from Realized Capital Gains	(4.251)	—	—	—	—	—
Total Distributions	(4.898)	(1.119)	(1.090)	(.910)	(.813)	(.718)
Net Asset Value, End of Period	$69.13	$69.71	$58.82	$50.18	$38.97	$39.15

Total Return[1]	6.46%	20.55%	19.69%	31.40%	1.39%	9.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,242	$2,917	$2,157	$1,591	$1,131	$1,199
Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.26%	0.26%	0.25%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.78%	2.00%	2.05%	1.89%	1.85%
Portfolio Turnover Rate	116%	133%	109%	102%	120%	94%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.01%, 0.01%, (0.04%), and (0.04%).

See accompanying Notes, which are an integral part of the Financial Statements.

28

Growth and Income Fund

Notes to Financial Statements

Vanguard Growth and Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

29

Growth and Income Fund

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

30

Growth and Income Fund

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Los Angeles Capital Management and Equity Research, Inc., and D. E. Shaw Investment Management, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Los Angeles Capital Management and Equity Research, Inc., is subject to quarterly adjustments based on performance since September 30, 2011, relative to the S&P 500 Index. The basic fee of D. E. Shaw Investment Management, L.L.C., is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $469,000 for the six months ended March 31, 2015.

For the six months ended March 31, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets, before an increase of $83,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $580,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.23% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

31

Growth and Income Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	6,126,034	—	14
Temporary Cash Investments	201,282	12,398	—
Futures Contracts—Assets[1]	16	—	—
Futures Contracts—Liabilities[1]	(1,409)	—	—
Total	6,325,923	12,398	14
1 Represents variation margin on the last day of the reporting period.

E. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	344	177,229	129
E-mini S&P 500 Index	June 2015	145	14,941	(170)
				(41)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

32

Growth and Income Fund

At March 31, 2015, the cost of investment securities for tax purposes was $5,235,657,000. Net unrealized appreciation of investment securities for tax purposes was $1,104,071,000, consisting of unrealized gains of $1,178,128,000 on securities that had risen in value since their purchase and $74,057,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended March 31, 2015, the fund purchased $3,519,793,000 of investment securities and sold $3,477,017,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	197,986	4,674	208,737	5,202
Issued in Lieu of Cash Distributions	201,646	4,942	46,158	1,157
Redeemed	(273,923)	(6,457)	(648,891)	(16,224)
Net Increase (Decrease)—Investor Shares	125,709	3,159	(393,996)	(9,865)
Admiral Shares
Issued	341,439	4,928	536,136	8,191
Issued in Lieu of Cash Distributions	193,822	2,910	40,816	624
Redeemed	(193,724)	(2,785)	(238,360)	(3,640)
Net Increase (Decrease)—Admiral Shares	341,537	5,053	338,592	5,175

I. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

33

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

34

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth and Income Fund	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.14	$1.80
Admiral Shares	1,000.00	1,064.60	1.24
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.19	$1.77
Admiral Shares	1,000.00	1,023.73	1.21
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

35

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

36

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

37

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q932 052015

Semiannual Report | March 31, 2015

Vanguard Structured Equity Funds

Vanguard Structured Large-Cap Equity Fund

Vanguard Structured Broad Market Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Structured Large-Cap Equity Fund.	10
Structured Broad Market Fund.	24
About Your Fund’s Expenses.	39
Trustees Approve Advisory Arrangement.	41
Glossary.	42

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended March 31, 2015
Total
Returns
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	6.70%
Institutional Plus Shares	6.72
S&P 500 Index	5.93
Large-Cap Core Funds Average	5.21
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Structured Broad Market Fund
Institutional Shares	8.30%
Institutional Plus Shares	8.33
Russell 3000 Index	7.13
Multi-Cap Core Funds Average	6.45

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
September 30, 2014, Through March 31, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Structured Large-Cap Equity Fund
Institutional Shares	$38.88	$40.44	$1.008	$0.000
Institutional Plus Shares	76.94	80.05	1.987	0.000
Vanguard Structured Broad Market Fund
Institutional Shares	$37.28	$35.02	$0.630	$4.466
Institutional Plus Shares	74.52	69.98	1.302	8.924

Chairman’s Letter

Dear Shareholder,

Although U.S. stocks produced solid returns for the six months ended March 31, 2015, they traced a choppy path. A strong U.S. dollar, the prospect of rising interest rates, and tepid growth abroad contributed to some retrenchment at times. But other factors lifted stocks, including the improving labor market, rising consumer confidence, and patience from the Federal Reserve in holding rates low.

For the six months, Vanguard Structured Large-Cap Equity Fund returned 6.70% for Institutional Shares and 6.72% for Institutional Plus Shares, exceeding the 5.93% return for its benchmark, the S&P 500 Index, and well ahead of the average return of 5.21% for its peer group.

Given the relative strength of the U.S. economy, the domestic focus of many small- and mid-capitalization stocks helped Vanguard Structured Broad Market Fund outpace its large-cap cousin. The fund’s Institutional Shares returned 8.30% and Institutional Plus Shares returned 8.33%, ahead of the 7.13% return of its benchmark, the Russell 3000 Index, and the 6.45% average return of peer funds.

Sector results varied widely. For both funds, consumer discretionary and health care posted double-digit results, while energy had the lowest return. There were differences between the funds in terms of how each performed compared with its benchmark. For each fund, however, relative performance in

2

consumer discretionary and energy helped offset subpar performance in other sectors, including industrials.

The Fed’s cautious approach was favorable for U.S. stocks
The broad U.S. stock market returned about 7% for the six months. Stocks bounced back after declining markedly at the start of the period and enduring bouts of turmoil in subsequent months. Investors’ concerns included the strength of the dollar and how that would affect the profits of U.S.-based multinational corporations.

Overall, stocks responded favorably to both the Fed’s cautious approach to raising short-term interest rates and the monetary stimulus efforts of other central banks.

A strong rebound in February, when the broad market notched its largest monthly gain since October 2011, helped lift returns for the period.

International stocks had a slightly negative return as the dollar’s strength against many foreign currencies hurt results. Without this currency effect, stocks outside the United States generally advanced. The developed markets of the Pacific, particularly Japan, were especially strong.

Global central bank stimulus helped drive up bond prices
Bond prices, too, were supported by accommodative monetary policies from central banks and by investors who sought safe-haven assets amid turbulence in the stock market. The broad U.S. taxable bond

Market Barometer
			Total Returns
		Periods Ended March 31, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	6.55%	12.73%	14.73%
Russell 2000 Index (Small-caps)	14.46	8.21	14.57
Russell 3000 Index (Broad U.S. market)	7.13	12.37	14.71
FTSE All-World ex US Index (International)	-0.08	-0.21	5.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	3.43%	5.72%	4.41%
Barclays Municipal Bond Index (Broad tax-exempt market)	2.40	6.62	5.11
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.06

CPI
Consumer Price Index	-0.80%	-0.07%	1.64%

3

market returned 3.43%. The yield of the 10-year Treasury note ended March at 1.95%, down from 2.48% six months earlier. (Bond prices and yields move in opposite directions.)

Municipal bonds returned 2.40%, though results faded later in the period as more bonds were issued.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.49%, a reflection of foreign currencies’ weakness relative to the dollar. International bonds hedged to eliminate the effect of currency exchange rates produced positive returns.

Marking the sixth anniversary of the bull market

There’s been a long and steep climb in the U.S. stock market in the six years since the worst of the financial crisis.

The dark line in the chart below traces the rise in the Russell 3000 Index from a low of 390 on March 9, 2009, to 1,241 on March 9, 2015—an increase of roughly 220% in 72 months.

The robustness and duration of the advance defied the predictions of some market pundits.
Of course, the financial crisis caught many of them off guard as well. The lighter line below charts the drop of about 60% in the index in 17 months, from its pre-crisis peak of 908 on
October 9, 2007.

These sharp and unexpected movements illustrate the challenge of trying to time the markets.
Instead of trying to guess which way the wind will blow (and for how long), investors are generally better off staying committed to their investment plan through market ups and downs.
Rebalancing your portfolio from time to time will help keep market movements from pushing your allocation to stocks and bonds off target.

The performance of the U.S. stock market since the start of the financial crisis
Sources: Vanguard, based on data for the Russell 3000 Index.

4

The Fed’s target of 0%–0.25% for short-term interest rates continued to cap returns for money market funds and savings accounts.

These quantitative funds outstripped their benchmarks over the half year
Vanguard Equity Investment Group, through its Quantitative Equity Group, serves as the advisor for the funds. It uses a proprietary computer-driven analysis to screen stocks. The aim is to identify growth and value stocks expected to outperform over the long term that, when combined in a portfolio, don’t differ much from their benchmark in terms of risk. It’s a rigorous exercise: During the half year, the large-cap fund held roughly one-third the number of stocks included in its benchmark, while for the broad market, that proportion was even smaller.

The advisor’s models met with success among consumer discretionary stocks for both funds. Improvements in the job market and growing consumer confidence translated into a good half year for retailers, with home improvement and automotive stores doing especially well. For the large-cap fund, its holdings in the entertainment industry were a bright spot as well.

Energy, though it was a sector that produced negative returns overall, was another area of relative strength for both funds. On the whole, stocks in this sector posted sharp declines related to the slump in the price of oil. The large-cap fund didn’t fare as badly as its benchmark in this regard, thanks in part to its stake in oil refineries. (Stocks of some of these companies, whose profit margins tend to go up when oversupply pushes oil prices down, made double-digit advances over the six months.) The broad market fund was helped by its lighter-than-benchmark allocation to oil and gas equipment and service providers, a segment in which stocks fell even harder than they did in the sector as a whole.

The models also had sector-specific successes in each of the funds. The large-cap fund’s overweight allocation to health care providers—the best-performing segment of the health care sector—helped offset subpar returns from its biotechnology holdings. Strong performances from a handful of semiconductor and software holdings helped the broad market fund outdistance its benchmark in the information technology sector.

There were also sectors where the models missed the mark. Industrials and materials held back the relative performance of the large-cap fund. The field was a little wider for the broad market fund, with consumer staples, telecommunication services, and industrials being the biggest detractors.

More information about the advisor’s management of the fund can be found in the Advisor’s Report that follows this letter.

5

Our focus on balanced investing has roots going back many decades
On May 1, Vanguard will celebrate its 40th anniversary. Although many things have changed since 1975, our investment philosophy has not. From the start, we’ve focused on four timeless, straightforward principles that we believe help give clients the best chance for investment success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds. • Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

Vanguard has followed all these principles since its founding, and one—the focus on balanced investing—is in the company’s DNA. That’s because our predecessor company, Wellington Management, was a pioneer in this respect, launching a fund in 1929 that included both stocks and bonds.

Vanguard Wellington™ Fund got its start on the eve of the Great Depression, but it thrived over the long term, thanks in large part to its balancing of stocks and bonds. And this strategy continues to define the fund, now one of the nation’s largest balanced funds.

As we embark on our fifth decade, we’ll continue to emphasize the importance of balanced, diversified investing. How investors allocate assets between stocks and bonds has an enormous effect on the risks and returns of their portfolios. And broad diversification reduces exposure to specific risks, while providing opportunities to benefit from the market’s current leaders. (You can read more in Vanguard’s Principles for Investing Success, available at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 20, 2015

Advisor’s Report

For the fiscal half year ended March 31, 2015, Vanguard Structured Large-Cap Equity Fund returned 6.70% for Institutional Shares and 6.72% for Institutional Plus Shares, outpacing the 5.93% return of its benchmark, the S&P 500 Index. Vanguard Structured Broad Market Fund returned 8.30% for Institutional Shares and 8.33% for Institutional Plus Shares, surpassing the 7.13% return of its benchmark, the Russell 3000 Index.

Over the six months, equities continued to produce strong returns. The broad U.S. equity market was up about 7%. Large-capitalization stocks, as identified by the S&P 500 Index, gained a little less than that. Small caps, up 14%, outpaced the rest of the market, while growth stocks outpaced their value-oriented counterparts. Globally, the U.S. equity market generated the lion’s share of returns, as countries outside the U.S. posted slightly negative returns. Emerging markets in particular continued to underperform. Performance within the Russell 3000 Index was mixed. Results were best in health care, consumer discretionary, and consumer staples; returns for telecommunication services and energy stocks were negative.

The U.S. economy continued to build on its positive momentum. Fourth-quarter GDP growth came in at an annual rate of 2.2%—down from 5% in the third quarter but still encouraging. Although job growth slowed in March, the unemployment rate has declined to 5.5% and the country appears to be approaching full employment.

However, the past six months have not been without challenges. The harsh winter in many parts of the country is thought to have hurt first quarter-growth. Tepid sales have boosted wholesale inventory levels, leaving little motivation to restock warehouses. Uncertainty remains as to when, and to what extent, the Federal Reserve will begin raising interest rates. Additionally, the strength of the U.S. dollar has increased the price of exports by as much as 20%, challenging revenue and profit results of multinationals.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all the stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will enable them to outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on five key themes: (1) high quality—healthy balance sheets and consistent cash flow generation; (2) effective use of capital—sound investment policies that prefer internal to external funding; (3) consistent earnings growth—a demonstrated ability to increase earnings year after year; (4) strong market sentiment—market confirmation of our view; and (5) reasonable valuation—avoidance of overpriced stocks.

Using these themes, we generate a composite expected return for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those scores, and make adjustments when appropriate to maximize expected return while minimizing exposure to risks relative to the benchmark (such as industry selection) that our research indicates do not improve returns.

The model’s effectiveness over the period across sectors was strong. In the Structured Large-Cap Equity Fund, our stock selection was successful in eight of the ten index sectors, most notably in energy and consumer discretionary. It was weak in materials and industrials. Results were more mixed in the Structured Broad Market Equity Fund; our stock selection was successful in four of the ten index sectors and yielded neutral to modestly negative results in the rest. Strong selection in information technology, consumer discretionary, and energy helped the fund most. Sectors where the fund underperformed included health care and industrials.

Structured Large-Cap Equity Fund
The largest contributors came from overweight positions in Electronic Arts, Tesoro Corporation, and Kroger. Underweighting or avoiding poorly performing stocks such as Halliburton and Freeport-McMoRan helped the fund’s relative performance.

Unfortunately, we were not able to avoid all bad performers. Overweight positions in Nabors Industries and United States Steel directly lowered performance. In addition, underweighting companies that were not positively identified by the fundamentals in our model, including Kraft Foods Group and Starbucks, detracted from relative performance.

Structured Broad Market Equity Fund
The largest contributors came from overweight positions in Electronic Arts, Kroger, and Manhattan Associates. Underweighting or avoiding poorly performing stocks such as Halliburton and Apache Corporation helped relative performance.

Overweight positions in Greenbrier Companies and Trinity Industries directly lowered performance. In addition, underweighting companies that were not positively identified by the fundamentals in our model, like Walgreens Boots Alliance and Biogen, detracted from relative performance.

Overall, we continue to believe that constructing a portfolio that focuses on the key fundamentals described earlier will benefit investors over the long term, while recognizing that risk can reward or punish us in the near term. We believe that each fund offers a strong mix of stocks with attractive valuation and growth characteristics relative to its underlying benchmark.

We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

April 24, 2015

Structured Large-Cap Equity Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSLIX	VSLPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.92%	1.94%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	FA Index
Number of Stocks	179	502	3,757
Median Market Cap	$62.0B	$79.3B	$46.5B
Price/Earnings Ratio	17.8x	19.8x	21.4x
Price/Book Ratio	3.0x	2.9x	2.8x
Return on Equity	19.1%	18.7%	17.5%
Earnings Growth
Rate	12.6%	13.4%	13.5%
Dividend Yield	2.1%	2.0%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	74%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	FA Index
R-Squared	0.99	0.98
Beta	1.02	0.99
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	4.4%
Exxon Mobil Corp.	Integrated Oil & Gas	2.1
Johnson & Johnson	Pharmaceuticals	2.0
Wells Fargo & Co.	Diversified Banks	1.9
General Electric Co.	Industrial
	Conglomerates	1.7
JPMorgan Chase & Co.	Diversified Banks	1.7
Google Inc.	Internet Software &
	Services	1.4
Home Depot Inc.	Home Improvement
	Retail	1.4
Microsoft Corp.	Systems Software	1.3
International Business	IT Consulting &
Machines Corp.	Other Services	1.3
Top Ten		19.2%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015. For the six months ended March 31, 2015, the annualized expense ratios were 0.23% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Large-Cap Equity Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
			Market
		S&P 500	FA
	Fund	Index	Index
Consumer
Discretionary	12.3%	12.6%	13.4%
Consumer Staples	10.3	9.7	8.4
Energy	7.7	8.0	7.3
Financials	15.8	16.2	17.6
Health Care	15.7	14.9	14.6
Industrials	11.0	10.4	11.1
Information
Technology	18.9	19.7	19.0
Materials	3.0	3.2	3.5
Telecommunication
Services	1.8	2.3	2.0
Utilities	3.5	3.0	3.1

Structured Large-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 16, 2006, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Since
	Date	Year	Years	Inception
Institutional Shares	5/16/2006	14.13%	15.86%	7.93%
Institutional Plus Shares	5/15/2006	14.20	15.94	7.99

See Financial Highlights for dividend and capital gains information.

Structured Large-Cap Equity Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.9%)[1]
Consumer Discretionary (12.3%)
	Home Depot Inc.	66,975	7,609
	Comcast Corp. Class A	119,100	6,726
	Lowe’s Cos. Inc.	70,900	5,274
	NIKE Inc. Class B	51,800	5,197
	Walt Disney Co.	48,379	5,075
	Delphi Automotive plc	48,200	3,844
*	O’Reilly Automotive Inc.	17,500	3,784
	Marriott International Inc.
	Class A	43,550	3,498
	Royal Caribbean Cruises Ltd.	41,300	3,380
	Macy’s Inc.	50,450	3,275
	Best Buy Co. Inc.	83,500	3,156
	H&R Block Inc.	95,300	3,056
	Cablevision Systems Corp.
	Class A	159,700	2,923
	Staples Inc.	135,300	2,203
*	News Corp. Class A	124,800	1,998
	Expedia Inc.	16,800	1,581
*	DIRECTV	15,000	1,277
*	Amazon.com Inc.	3,400	1,265
	Darden Restaurants Inc.	14,800	1,026
	Comcast Corp.	10,525	590
	General Motors Co.	15,500	581
	Leggett & Platt Inc.	11,500	530
	Whirlpool Corp.	2,100	424
	L Brands Inc.	4,300	405
	Wyndham Worldwide Corp.	3,100	281
			68,958
Consumer Staples (10.3%)
	PepsiCo Inc.	75,192	7,190
	Altria Group Inc.	114,700	5,737
	Costco Wholesale Corp.	32,700	4,954
	Colgate-Palmolive Co.	64,000	4,438
	Procter & Gamble Co.	51,294	4,203
	Kroger Co.	53,650	4,113
	Archer-Daniels-Midland Co.	80,300	3,806
*	Monster Beverage Corp.	25,200	3,488

			Market
			Value
		Shares	($000)
	Dr Pepper Snapple Group Inc.	43,800	3,437
	Wal-Mart Stores Inc.	41,646	3,425
	Reynolds American Inc.	49,400	3,404
	Clorox Co.	30,000	3,312
	Coca-Cola Co.	52,680	2,136
	ConAgra Foods Inc.	41,300	1,509
	Walgreens Boots Alliance Inc.	13,100	1,109
	Philip Morris International Inc.	12,836	967
	CVS Health Corp.	5,300	547
			57,775
Energy (7.7%)
	Exxon Mobil Corp.	140,239	11,920
	Valero Energy Corp.	65,800	4,186
	Spectra Energy Corp.	101,700	3,679
	EOG Resources Inc.	39,300	3,604
*	Newfield Exploration Co.	97,300	3,414
	Tesoro Corp.	37,400	3,414
	Chevron Corp.	30,556	3,208
	Chesapeake Energy Corp.	225,800	3,197
	National Oilwell Varco Inc.	63,300	3,164
	Anadarko Petroleum Corp.	13,800	1,143
	Marathon Petroleum Corp.	9,600	983
*	FMC Technologies Inc.	15,300	566
	ONEOK Inc.	9,375	452
	Schlumberger Ltd.	4,525	378
			43,308
Financials (15.8%)
	Wells Fargo & Co.	196,135	10,670
	JPMorgan Chase & Co.	156,479	9,479
	Goldman Sachs Group Inc.	27,900	5,244
	PNC Financial Services
	Group Inc.	47,000	4,382
	Capital One Financial Corp.	53,400	4,209
	Travelers Cos. Inc.	38,000	4,109
	Allstate Corp.	54,200	3,857
	Ameriprise Financial Inc.	28,200	3,690
	Progressive Corp.	121,900	3,316
	Navient Corp.	159,100	3,235

Structured Large-Cap Equity Fund

			Market
			Value
		Shares	($000)
*	Berkshire Hathaway Inc.
	Class B	19,605	2,829
	Chubb Corp.	27,800	2,811
	Northern Trust Corp.	38,100	2,654
*	Berkshire Hathaway Inc.
	Class A	11	2,392
	Bank of America Corp.	148,653	2,288
	Health Care REIT Inc.	28,000	2,166
	Ventas Inc.	27,800	2,030
	General Growth
	Properties Inc.	66,500	1,965
	Weyerhaeuser Co.	56,600	1,876
	Citigroup Inc.	35,125	1,810
	Plum Creek Timber Co. Inc.	38,100	1,655
	CME Group Inc.	15,400	1,459
	Discover Financial Services	25,350	1,428
	Lincoln National Corp.	23,400	1,345
	AvalonBay Communities Inc.	7,000	1,220
	Host Hotels & Resorts Inc.	50,400	1,017
	Morgan Stanley	26,400	942
	HCP Inc.	21,500	929
	Prologis Inc.	16,200	706
	Public Storage	3,500	690
	Iron Mountain Inc.	18,800	686
	SunTrust Banks Inc.	15,100	620
	KeyCorp	35,000	496
	Simon Property Group Inc.	2,000	391
			88,596
Health Care (15.6%)
	Johnson & Johnson	112,046	11,272
*	Gilead Sciences Inc.	73,300	7,193
	Pfizer Inc.	199,575	6,943
	Bristol-Myers Squibb Co.	96,400	6,218
	AbbVie Inc.	91,568	5,360
	Eli Lilly & Co.	70,887	5,150
*	Express Scripts Holding Co.	56,800	4,929
	Anthem Inc.	28,000	4,324
	Aetna Inc.	39,700	4,229
	AmerisourceBergen Corp.
	Class A	34,100	3,876
	Cardinal Health Inc.	42,600	3,846
	Zoetis Inc.	81,500	3,773
*	Edwards Lifesciences Corp.	24,150	3,440
*	HCA Holdings Inc.	39,600	2,979
*	Biogen Inc.	6,700	2,829
	Merck & Co. Inc.	39,844	2,290
	Amgen Inc.	9,700	1,551
*	Celgene Corp.	12,000	1,383
*	Cerner Corp.	18,500	1,355
	UnitedHealth Group Inc.	10,900	1,289
	Medtronic plc	15,200	1,186
*	Actavis plc	3,277	975
*	Mylan NV	13,600	807
*	Hospira Inc.	5,100	448
			87,645

			Market
			Value
		Shares	($000)
Industrials (11.0%)
	General Electric Co.	392,522	9,739
	3M Co.	35,600	5,872
	Union Pacific Corp.	46,000	4,982
	Lockheed Martin Corp.	23,200	4,709
	Boeing Co.	27,700	4,157
	General Dynamics Corp.	30,500	4,140
	Illinois Tool Works Inc.	42,000	4,080
	Southwest Airlines Co.	85,400	3,783
	Northrop Grumman Corp.	23,300	3,750
	Waste Management Inc.	61,100	3,313
	PACCAR Inc.	51,900	3,277
	Cintas Corp.	39,400	3,216
*	United Rentals Inc.	29,300	2,671
	Delta Air Lines Inc.	32,100	1,443
	Honeywell International Inc.	12,000	1,252
	Rockwell Collins Inc.	11,100	1,072
	CH Robinson Worldwide Inc.	1,900	139
	United Technologies Corp.	986	116
			61,711
Information Technology (18.9%)
	Apple Inc.	199,174	24,783
	Microsoft Corp.	182,441	7,417
	International Business
	Machines Corp.	46,140	7,405
	Intel Corp.	225,153	7,041
*	Google Inc. Class C	8,805	4,825
	Accenture plc Class A	48,700	4,563
	Hewlett-Packard Co.	129,850	4,046
	MasterCard Inc. Class A	45,000	3,888
	Western Union Co.	172,900	3,598
*	Electronic Arts Inc.	60,000	3,529
*	Fiserv Inc.	42,600	3,382
*	Google Inc. Class A	5,905	3,276
	Computer Sciences Corp.	48,500	3,166
	Western Digital Corp.	33,500	3,049
*	F5 Networks Inc.	23,500	2,701
	Intuit Inc.	27,100	2,628
*	Facebook Inc. Class A	26,750	2,199
	Seagate Technology plc	38,000	1,977
	Harris Corp.	23,400	1,843
	Texas Instruments Inc.	30,500	1,744
*	Cognizant Technology
	Solutions Corp. Class A	26,900	1,678
	Cisco Systems Inc.	51,515	1,418
	Oracle Corp.	31,188	1,346
	NVIDIA Corp.	57,900	1,212
	Visa Inc. Class A	15,600	1,020
	Symantec Corp.	28,800	673
	QUALCOMM Inc.	9,157	635
	Skyworks Solutions Inc.	5,500	541
	Paychex Inc.	4,700	233
	Total System Services Inc.	3,000	114
			105,930

Structured Large-Cap Equity Fund

		Market
		Value
	Shares	($000)
Materials (3.0%)
LyondellBasell Industries
NV Class A	45,500	3,995
Sherwin-Williams Co.	12,300	3,499
Ball Corp.	44,300	3,129
Avery Dennison Corp.	57,600	3,048
Alcoa Inc.	215,800	2,788
United States Steel Corp.	17,300	422
		16,881
Telecommunication Services (1.8%)
Verizon Communications Inc.	67,396	3,278
CenturyLink Inc.	87,500	3,023
AT&T Inc.	90,635	2,959
Frontier Communications
Corp.	66,300	467
		9,727
Utilities (3.5%)
Public Service Enterprise
Group Inc.	85,300	3,576
PPL Corp.	105,900	3,565
PG&E Corp.	64,800	3,439
Entergy Corp.	38,800	3,007
American Electric
Power Co. Inc.	50,600	2,846
Edison International	36,100	2,255
DTE Energy Co.	13,400	1,081
		19,769
Total Common Stocks
(Cost $452,850)		560,300
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.1%)
2 Vanguard Market Liquidity
Fund, 0.128%	461,118	461

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[3,4] Federal Home Loan Bank
Discount Notes, 0.060%,
5/20/15	200	200
Total Temporary Cash Investments
(Cost $661)		661
Total Investments (100.0%)
(Cost $453,511)		560,961
Other Assets and Liabilities (0.0%)
Other Assets		1,366
Liabilities		(1,363)
		3
Net Assets (100%)		560,964

At March 31, 2015, net assets consisted of:
		Amount
		($000)
Paid-in Capital		446,642
Undistributed Net Investment Income		2,270
Accumulated Net Realized Gains		4,603
Unrealized Appreciation (Depreciation)
Investment Securities		107,450
Futures Contracts		(1)
Net Assets		560,964

Institutional Shares—Net Assets
Applicable to 1,966,821 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		79,534
Net Asset Value Per Share—
Institutional Shares		$40.44

Institutional Plus Shares—Net Assets
Applicable to 6,013,937 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		481,430
Net Asset Value Per Share—
Institutional Plus Shares		$80.05

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends	6,484
Interest[1]	3
Total Income	6,487
Expenses
The Vanguard Group—Note B
Investment Advisory Services	310
Management and Administrative—Institutional Shares	36
Management and Administrative—Institutional Plus Shares	113
Marketing and Distribution—Institutional Shares	7
Marketing and Distribution—Institutional Plus Shares	40
Custodian Fees	8
Total Expenses	514
Net Investment Income	5,973
Realized Net Gain (Loss)
Investment Securities Sold	89,809
Futures Contracts	(19)
Realized Net Gain (Loss)	89,790
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(52,270)
Futures Contracts	16
Change in Unrealized Appreciation (Depreciation)	(52,254)
Net Increase (Decrease) in Net Assets Resulting from Operations	43,509
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,973	14,175
Realized Net Gain (Loss)	89,790	101,030
Change in Unrealized Appreciation (Depreciation)	(52,254)	30,284
Net Increase (Decrease) in Net Assets Resulting from Operations	43,509	145,489
Distributions
Net Investment Income
Institutional Shares	(1,797)	(930)
Institutional Plus Shares	(11,950)	(11,472)
Realized Capital Gain
Institutional Shares	—	—
Institutional Plus Shares	—	—
Total Distributions	(13,747)	(12,402)
Capital Share Transactions
Institutional Shares	18,980	(4,066)
Institutional Plus Shares	(225,987)	(55,209)
Net Increase (Decrease) from Capital Share Transactions	(207,007)	(59,275)
Total Increase (Decrease)	(177,245)	73,812
Net Assets
Beginning of Period	738,209	664,397
End of Period[1]	560,964	738,209
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,270,000 and $10,044,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$38.88	$32.42	$27.83	$21.49	$20.97	$19.47
Investment Operations
Net Investment Income	. 382[1]	.710	.618	.531	.428[1]	.366
Net Realized and Unrealized Gain (Loss)
on Investments	2.186	6.363	4.542	6.306	.458	1.505
Total from Investment Operations	2.568	7.073	5.160	6.837	.886	1.871
Distributions
Dividends from Net Investment Income	(1.008)	(. 613)	(. 570)	(. 497)	(. 366)	(. 371)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.008)	(. 613)	(. 570)	(. 497)	(. 366)	(. 371)
Net Asset Value, End of Period	$40.44	$38.88	$32.42	$27.83	$21.49	$20.97

Total Return	6.70%	22.08%	18.93%	32.32%	4.14%	9.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$80	$58	$52	$15	$12	$95
Ratio of Total Expenses to
Average Net Assets	0.23%	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.86%	2.09%	2.10%	1.95%	1.86%
Portfolio Turnover Rate	74%	68%	62%	64%	67%	61%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Financial Highlights

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$76.94	$64.10	$55.02	$42.48	$41.98	$38.97
Investment Operations
Net Investment Income	.777[1]	1.455	1.207	1.084	.910[1]	.768
Net Realized and Unrealized Gain (Loss)
on Investments	4.320	12.586	9.037	12.466	.906	3.014
Total from Investment Operations	5.097	14.041	10.244	13.550	1.816	3.782
Distributions
Dividends from Net Investment Income	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)	(.772)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.987)	(1.201)	(1.164)	(1.010)	(1.316)	(.772)
Net Asset Value, End of Period	$80.05	$76.94	$64.10	$55.02	$42.48	$41.98

Total Return	6.72%	22.17%	19.02%	32.42%	4.18%	9.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$481	$680	$612	$497	$379	$570
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.02%	1.93%	2.16%	2.17%	2.02%	1.93%
Portfolio Turnover Rate	74%	68%	62%	64%	67%	61%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized. 1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Large-Cap Equity Fund

Notes to Financial Statements

Vanguard Structured Large-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Structured Large-Cap Equity Fund

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Structured Large-Cap Equity Fund

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	560,300	—	—
Temporary Cash Investments	461	200	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	560,754	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2015	9	927	(1)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended March 31, 2015, the fund realized $65,236,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2014, the fund had available capital losses totaling $19,976,000 to offset future net capital gains through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At March 31, 2015, the cost of investment securities for tax purposes was $453,511,000. Net unrealized appreciation of investment securities for tax purposes was $107,450,000, consisting of unrealized gains of $113,448,000 on securities that had risen in value since their purchase and $5,998,000 in unrealized losses on securities that had fallen in value since their purchase.

Structured Large-Cap Equity Fund

F. During the six months ended March 31, 2015, the fund purchased $234,280,000 of investment securities and sold $448,137,000 of investment securities, other than temporary cash investments. Purchases and sales include $0 and $222,234,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	26,495	659	5,401	150
Issued in Lieu of Cash Distributions	1,272	33	696	20
Redeemed	(8,787)	(221)	(10,163)	(283)
Net Increase (Decrease)—Institutional Shares	18,980	471	(4,066)	(113)
Institutional Plus Shares
Issued	—	—	533	8
Issued in Lieu of Cash Distributions	—	—	4,258	63
Redeemed	(225,987)	(2,824)	(60,000)	(784)
Net Increase (Decrease)—Institutional Plus Shares	(225,987)	(2,824)	(55,209)	(713)

At March 31, 2015, one shareholder was the record or beneficial owner of 86% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

Structured Broad Market Fund

Fund Profile
As of March 31, 2015

Share-Class Characteristics
	Institutional	Institutional
	Shares	Plus Shares
Ticker Symbol	VSBMX	VSBPX
Expense Ratio[1]	0.24%	0.17%
30-Day SEC Yield	1.76%	1.74%

Portfolio Characteristics
			DJ
		Russell	U.S. Total
		3000	Market
	Fund	Index	FA Index
Number of Stocks	212	3,016	3,757
Median Market Cap	$39.1B	$50.0B	$46.5B
Price/Earnings Ratio	16.7x	21.2x	21.4x
Price/Book Ratio	2.9x	2.8x	2.8x
Return on Equity	17.6%	17.6%	17.5%
Earnings Growth
Rate	14.1%	13.6%	13.5%
Dividend Yield	1.9%	1.9%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	72%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
		DJ
	Russell	U.S. Total
	3000	Market
	Index	FA Index
R-Squared	0.98	0.98
Beta	1.02	1.02
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Technology
	Hardware, Storage &
	Peripherals	3.7%
Johnson & Johnson	Pharmaceuticals	1.7
Wells Fargo & Co.	Diversified Banks	1.7
Exxon Mobil Corp.	Integrated Oil & Gas	1.7
JPMorgan Chase & Co.	Diversified Banks	1.5
Pfizer Inc.	Pharmaceuticals	1.3
Walt Disney Co.	Movies &
	Entertainment	1.3
Home Depot Inc.	Home Improvement
	Retail	1.2
Gilead Sciences Inc.	Biotechnology	1.1
General Electric Co.	Industrial
	Conglomerates	1.1
Top Ten		16.3%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2015. For the six months ended March 31, 2015, the annualized expense ratios were 0.22% for Institutional Shares and 0.16% for Institutional Plus Shares.

Structured Broad Market Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Consumer
Discretionary	13.0%	13.2%	13.4%
Consumer Staples	8.2	8.5	8.4
Energy	6.9	7.2	7.3
Financials	18.0	17.6	17.6
Health Care	15.2	14.6	14.6
Industrials	12.0	11.2	11.1
Information
Technology	18.4	19.0	19.0
Materials	3.3	3.6	3.5
Telecommunication
Services	1.5	2.0	2.0
Utilities	3.5	3.1	3.1

Structured Broad Market Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2006, Through March 31, 2015

Average Annual Total Returns: Periods Ended March 31, 2015

	Inception	One	Five	Ten
	Date	Year	Years	Years
Institutional Shares	11/30/2006	13.96%	16.65%	7.57%[1]
Institutional Plus Shares	5/3/2004	14.04	16.73	8.75
The fund commenced operations as a registered investment company on October 3, 2006. The fund’s performance includes the performance of a predecessor trust, Vanguard Fiduciary Trust Company Structured Broad Market Trust, from March 31, 2005, to October 3, 2006.
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Structured Broad Market Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (13.0%)
	Walt Disney Co.	70,200	7,363
	Home Depot Inc.	61,500	6,987
	Comcast Corp. Class A	91,891	5,189
	Lowe’s Cos. Inc.	69,000	5,133
	NIKE Inc. Class B	46,800	4,696
*	O’Reilly Automotive Inc.	18,000	3,892
	Marriott International Inc.
	Class A	44,200	3,550
	Royal Caribbean Cruises Ltd.	42,200	3,454
*	Skechers U.S.A. Inc. Class A	46,700	3,358
*	Madison Square Garden Co.
	Class A	39,300	3,327
*	Murphy USA Inc.	45,900	3,322
	Best Buy Co. Inc.	87,700	3,314
	Cooper Tire & Rubber Co.	76,500	3,277
	Macy’s Inc.	49,600	3,220
	Cablevision Systems Corp.
	Class A	157,800	2,888
*	Strayer Education Inc.	45,000	2,404
	Las Vegas Sands Corp.	38,500	2,119
*	American Axle &
	Manufacturing Holdings Inc.	79,300	2,048
	TJX Cos. Inc.	22,300	1,562
*	DIRECTV	11,500	979
	Expedia Inc.	9,200	866
*	Build-A-Bear Workshop Inc.	36,100	709
*	Amazon.com Inc.	800	298
	Gap Inc.	6,100	264
	Twenty-First Century Fox
	Inc. Class A	6,800	230
	Jack in the Box Inc.	2,000	192
			74,641
Consumer Staples (8.1%)
	Altria Group Inc.	103,100	5,157
	Costco Wholesale Corp.	30,900	4,681
	Kroger Co.	57,100	4,377
	PepsiCo Inc.	43,600	4,169

			Market
			Value
		Shares	($000)
	Kimberly-Clark Corp.	35,500	3,802
	Archer-Daniels-Midland Co.	74,900	3,550
	Dr Pepper Snapple
	Group Inc.	43,600	3,422
	Procter & Gamble Co.	34,551	2,831
	Bunge Ltd.	33,900	2,792
	Sanderson Farms Inc.	32,700	2,605
^	Pilgrim’s Pride Corp.	111,050	2,509
	Wal-Mart Stores Inc.	23,065	1,897
	Coca-Cola Co.	31,780	1,289
	Ingles Markets Inc. Class A	13,600	673
*	Seaboard Corp.	137	566
	Philip Morris International Inc.	6,650	501
	Colgate-Palmolive Co.	7,100	492
	Cal-Maine Foods Inc.	11,700	457
*	Monster Beverage Corp.	3,100	429
*	SUPERVALU Inc.	28,800	335
	CVS Health Corp.	2,000	207
	Reynolds American Inc.	2,900	200
			46,941
Energy (6.8%)
	Exxon Mobil Corp.	112,520	9,564
	Valero Energy Corp.	64,200	4,084
	EOG Resources Inc.	42,400	3,888
	Spectra Energy Corp.	98,500	3,563
	Marathon Petroleum Corp.	34,300	3,512
	Tesoro Corp.	37,800	3,451
*	REX American
	Resources Corp.	52,200	3,174
	Chevron Corp.	26,565	2,789
	ConocoPhillips	30,240	1,883
	Chesapeake Energy Corp.	93,300	1,321
	Teekay Tankers Ltd.
	Class A	188,400	1,081
	Schlumberger Ltd.	8,310	693
	Targa Resources Corp.	2,400	230
	World Fuel Services Corp.	3,800	219
			39,452

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
Financials (17.9%)
	Wells Fargo & Co.	176,270	9,589
	JPMorgan Chase & Co.	139,336	8,441
	Goldman Sachs Group Inc.	27,200	5,113
	PNC Financial Services
	Group Inc.	46,600	4,345
	Travelers Cos. Inc.	37,500	4,055
	Capital One Financial Corp.	50,700	3,996
	Ameriprise Financial Inc.	27,900	3,650
*	Berkshire Hathaway Inc.
	Class B	24,300	3,507
	Allstate Corp.	48,400	3,445
	Voya Financial Inc.	76,600	3,302
	Everest Re Group Ltd.	18,400	3,202
	American Express Co.	40,800	3,187
	PartnerRe Ltd.	26,700	3,053
*	MGIC Investment Corp.	315,100	3,034
	Navient Corp.	148,300	3,015
	CIT Group Inc.	65,600	2,960
*	Springleaf Holdings Inc.	52,300	2,708
	Simon Property Group Inc.	13,300	2,602
	RenaissanceRe Holdings Ltd.	24,900	2,483
	US Bancorp	40,250	1,758
	General Growth
	Properties Inc.	58,500	1,729
	Weyerhaeuser Co.	45,300	1,502
	Validus Holdings Ltd.	34,744	1,463
	Host Hotels & Resorts Inc.	71,400	1,441
	Ryman Hospitality
	Properties Inc.	23,400	1,425
	Bank of America Corp.	91,200	1,404
	Ventas Inc.	19,000	1,387
	Hospitality Properties Trust	41,100	1,356
	GEO Group Inc.	28,500	1,247
	RLJ Lodging Trust	39,700	1,243
	Weingarten Realty Investors	31,500	1,133
	Chambers Street Properties	141,800	1,117
	Omega Healthcare
	Investors Inc.	26,800	1,087
	Retail Properties of
	America Inc.	66,900	1,072
	Universal Insurance
	Holdings Inc.	41,200	1,054
*	Walker & Dunlop Inc.	58,400	1,035
	Citigroup Inc.	18,200	938
	DuPont Fabros
	Technology Inc.	24,500	801
	Kimco Realty Corp.	26,500	711
	CBL & Associates
	Properties Inc.	31,200	618
	LaSalle Hotel Properties	13,500	525
	SunTrust Banks Inc.	11,000	452
	Digital Realty Trust Inc.	6,200	409

			Market
			Value
		Shares	($000)
	Health Care REIT Inc.	4,800	371
	Lazard Ltd. Class A	4,400	231
	Montpelier Re Holdings Ltd.	4,463	172
			103,368
Health Care (15.2%)
	Johnson & Johnson	98,907	9,950
	Pfizer Inc.	221,558	7,708
*	Gilead Sciences Inc.	65,900	6,467
	Bristol-Myers Squibb Co.	85,200	5,495
	Eli Lilly & Co.	68,720	4,993
	AbbVie Inc.	84,400	4,941
*	Express Scripts Holding Co.	55,900	4,850
	Merck & Co. Inc.	74,183	4,264
	Anthem Inc.	27,600	4,262
	Cigna Corp.	31,500	4,077
	AmerisourceBergen Corp.
	Class A	35,000	3,979
	Cardinal Health Inc.	41,500	3,746
*	Edwards Lifesciences Corp.	24,700	3,519
*	Centene Corp.	49,600	3,506
	Omnicare Inc.	43,000	3,314
*	Charles River Laboratories
	International Inc.	39,800	3,156
*	Infinity Pharmaceuticals Inc.	155,500	2,174
	Amgen Inc.	10,400	1,662
*	Quintiles Transnational
	Holdings Inc.	18,700	1,252
*	Sequenom Inc.	300,300	1,186
	UnitedHealth Group Inc.	9,200	1,088
*	Actavis plc	2,541	756
*	HCA Holdings Inc.	7,800	587
	Phibro Animal Health Corp.
	Class A	8,600	305
*	Merrimack
	Pharmaceuticals Inc.	13,300	158
			87,395
Industrials (12.0%)
	General Electric Co.	251,380	6,237
	Boeing Co.	39,150	5,876
	3M Co.	33,200	5,476
	Union Pacific Corp.	43,800	4,744
	Lockheed Martin Corp.	22,800	4,627
	General Dynamics Corp.	30,000	4,072
	Northrop Grumman Corp.	24,630	3,964
	Illinois Tool Works Inc.	39,700	3,856
	Southwest Airlines Co.	85,400	3,783
*	Spirit AeroSystems
	Holdings Inc. Class A	68,600	3,582
*	United Continental
	Holdings Inc.	52,700	3,544
	Waste Management Inc.	64,000	3,471
	Cintas Corp.	40,400	3,298
*	United Rentals Inc.	28,800	2,625

Structured Broad Market Fund

			Market
			Value
		Shares	($000)
*	JetBlue Airways Corp.	109,900	2,116
	Alaska Air Group Inc.	30,700	2,032
^	Greenbrier Cos. Inc.	29,500	1,711
	Pitney Bowes Inc.	69,600	1,623
	Aircastle Ltd.	58,800	1,321
	Argan Inc.	12,700	459
*	CRA International Inc.	9,800	305
	Caterpillar Inc.	2,600	208
*	PAM Transportation
	Services Inc.	2,500	143
			69,073
Information Technology (18.3%)
	Apple Inc.	172,840	21,506
	Microsoft Corp.	143,497	5,834
	International Business
	Machines Corp.	32,142	5,159
	Texas Instruments Inc.	81,100	4,638
	MasterCard Inc. Class A	53,000	4,579
	Accenture plc Class A	43,800	4,104
	Hewlett-Packard Co.	125,000	3,895
*	Electronic Arts Inc.	65,500	3,852
	CDW Corp.	88,000	3,277
	Computer Sciences Corp.	49,200	3,212
*	Manhattan Associates Inc.	62,700	3,173
	Intel Corp.	99,490	3,111
	Booz Allen Hamilton
	Holding Corp. Class A	107,500	3,111
	Western Digital Corp.	33,100	3,012
	MAXIMUS Inc.	45,100	3,011
*	Aspen Technology Inc.	76,900	2,960
	Science Applications
	International Corp.	57,200	2,937
*	Blackhawk Network
	Holdings Inc.	79,300	2,837
*	ARRIS Group Inc.	96,900	2,800
*	Google Inc. Class C	4,380	2,400
*	Sykes Enterprises Inc.	95,100	2,363
*	Google Inc. Class A	4,180	2,319
*	OmniVision
	Technologies Inc.	54,400	1,434
	EarthLink Holdings Corp.	322,700	1,433
	Broadridge Financial
	Solutions Inc.	24,500	1,348
	Skyworks Solutions Inc.	10,200	1,002
*	Integrated Device
	Technology Inc.	48,400	969
*	Facebook Inc. Class A	11,100	913
*	Quantum Corp.	458,800	734
	Oracle Corp.	12,548	541
*	Qorvo Inc.	6,575	524
*	Advanced Micro
	Devices Inc.	160,800	431
*	ePlus Inc.	4,900	426
	Cisco Systems Inc.	15,450	425
	DST Systems Inc.	2,590	287
	QAD Inc. Class A	10,000	242

		Market
		Value
	Shares	($000)
Visa Inc. Class A	3,200	209
* Super Micro Computer Inc.	5,800	193
		105,201
Materials (3.2%)
LyondellBasell Industries
NV Class A	46,300	4,065
Sherwin-Williams Co.	12,300	3,500
Ball Corp.	47,200	3,334
United States Steel Corp.	118,000	2,879
Alcoa Inc.	141,400	1,827
Avery Dennison Corp.	29,100	1,540
* Century Aluminum Co.	105,600	1,457
		18,602
Telecommunication Services (1.5%)
AT&T Inc.	182,329	5,953
Verizon
Communications Inc.	45,357	2,206
CenturyLink Inc.	17,500	604
		8,763
Utilities (3.5%)
American Electric
Power Co. Inc.	61,100	3,437
Public Service Enterprise
Group Inc.	81,500	3,417
PG&E Corp.	61,300	3,253
Entergy Corp.	40,400	3,131
Vectren Corp.	55,900	2,467
PPL Corp.	65,300	2,198
WGL Holdings Inc.	30,700	1,731
Edison International	5,700	356
		19,990
Total Common Stocks
(Cost $439,662)		573,426
Temporary Cash Investments (0.8%)[1]
Money Market Fund (0.8%)
[2,3] Vanguard Market Liquidity
Fund, 0.128%	4,569,114	4,569

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.100%,
4/24/15	100	100
[4,5] Federal Home Loan Bank
Discount Notes, 0.133%,
7/31/15	100	100
		200
Total Temporary Cash Investments
(Cost $4,769)		4,769
Total Investments (100.3%)
(Cost $444,431)		578,195

Structured Broad Market Fund

Market
Value
($000)
Other Assets and Liabilities (-0.3%)
Other Assets	1,450
Liabilities[3]	(3,049)
(1,599)
Net Assets (100%)	576,596

At March 31, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	413,749
Undistributed Net Investment Income	2,859
Accumulated Net Realized Gains	26,208
Unrealized Appreciation (Depreciation)
Investment Securities	133,764
Futures Contracts	16
Net Assets	576,596

Institutional Shares—Net Assets
Applicable to 738,427 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	25,857
Net Asset Value Per Share—
Institutional Shares	$35.02

Institutional Plus Shares—Net Assets
Applicable to 7,870,500 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	550,739
Net Asset Value Per Share—
Institutional Plus Shares	$69.98

See Note A in Notes to Financial Statements.
* Non-income-producing security.

^Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,478,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3 Includes $1,554,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Operations

Six Months Ended
March 31, 2015
($000)
Investment Income
Income
Dividends	6,016
Interest[1]	3
Securities Lending	25
Total Income	6,044
Expenses
The Vanguard Group—Note B
Investment Advisory Services	242
Management and Administrative—Institutional Shares	17
Management and Administrative—Institutional Plus Shares	169
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—Institutional Plus Shares	33
Custodian Fees	6
Total Expenses	467
Net Investment Income	5,577
Realized Net Gain (Loss)
Investment Securities Sold	32,482
Futures Contracts	140
Realized Net Gain (Loss)	32,622
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,344
Futures Contracts	33
Change in Unrealized Appreciation (Depreciation)	6,377
Net Increase (Decrease) in Net Assets Resulting from Operations	44,576
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,577	9,385
Realized Net Gain (Loss)	32,622	63,591
Change in Unrealized Appreciation (Depreciation)	6,377	28,712
Net Increase (Decrease) in Net Assets Resulting from Operations	44,576	101,688
Distributions
Net Investment Income
Institutional Shares	(434)	(270)
Institutional Plus Shares	(9,024)	(8,224)
Realized Capital Gain[1]
Institutional Shares	(3,078)	(657)
Institutional Plus Shares	(61,848)	(19,311)
Total Distributions	(74,384)	(28,462)
Capital Share Transactions
Institutional Shares	1,642	7,179
Institutional Plus Shares	62,575	(18,827)
Net Increase (Decrease) from Capital Share Transactions	64,217	(11,648)
Total Increase (Decrease)	34,409	61,578
Net Assets
Beginning of Period	542,187	480,609
End of Period[2]	576,596	542,187
1 Includes fiscal 2015 and 2014 short-term gain distribution totaling $16,777,000 and $1,585,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,859,000 and $6,740,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$37.28	$32.59	$27.10	$21.03	$20.70	$18.99
Investment Operations
Net Investment Income	. 350	. 632	. 573	. 544	. 385[1]	.376
Net Realized and Unrealized Gain (Loss)
on Investments	2.486	5.996	5.492	5.973	.338	1.672
Total from Investment Operations	2.836	6.628	6.065	6.517	.723	2.048
Distributions
Dividends from Net Investment Income	(. 630)	(. 564)	(. 575)	(. 447)	(. 393)	(. 338)
Distributions from Realized Capital Gains	(4.466)	(1.374)	—	—	—	—
Total Distributions	(5.096)	(1.938)	(. 575)	(. 447)	(. 393)	(. 338)
Net Asset Value, End of Period	$35.02	$37.28	$32.59	$27.10	$21.03	$20.70

Total Return	8.30%	21.10%	22.85%	31.43%	3.37%	10.88%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$26	$26	$16	$7	$6	$5
Ratio of Total Expenses to
Average Net Assets	0.22%	0.24%	0.24%	0.24%	0.24%	0.24%
Ratio of Net Investment Income to
Average Net Assets	1.87%	1.67%	1.94%	2.19%	1.64%	1.91%
Portfolio Turnover Rate	72%	60%	63%	58%	56%	52%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Financial Highlights

Institutional Plus Shares
	Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$74.52	$65.15	$54.17	$42.02	$41.36	$37.94
Investment Operations
Net Investment Income	.721	1.303	1.186	1.122	.796[1]	.778
Net Realized and Unrealized Gain (Loss)
on Investments	4.965	11.981	10.980	11.951	.672	3.343
Total from Investment Operations	5.686	13.284	12.166	13.073	1.468	4.121
Distributions
Dividends from Net Investment Income	(1.302)	(1.169)	(1.186)	(.923)	(.808)	(.701)
Distributions from Realized Capital Gains	(8.924)	(2.745)	—	—	—	—
Total Distributions	(10.226)	(3.914)	(1.186)	(.923)	(.808)	(.701)
Net Asset Value, End of Period	$69.98	$74.52	$65.15	$54.17	$42.02	$41.36

Total Return	8.33%	21.16%	22.95%	31.56%	3.43%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$551	$516	$465	$379	$290	$304
Ratio of Total Expenses to
Average Net Assets	0.16%	0.17%	0.17%	0.17%	0.17%	0.17%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.74%	2.01%	2.26%	1.71%	1.98%
Portfolio Turnover Rate	72%	60%	63%	58%	56%	52%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.

1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

Structured Broad Market Fund

Notes to Financial Statements

Vanguard Structured Broad Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and Institutional Plus Shares. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended March 31, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2011–2014), and for the period ended March 31, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

Structured Broad Market Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at March 31, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its

+

Structured Broad Market Fund

net assets in Vanguard. At March 31, 2015, the fund had contributed capital of $53,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	573,426	—	—
Temporary Cash Investments	4,569	200	—
Futures Contracts—Liabilities[1]	(22)	—	—
Total	577,973	200	—
1 Represents variation margin on the last day of the reporting period.

D. At March 31, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	5	2,576	17
E-mini S&P 500 Index	June 2015	5	515	(1)
				16

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

Structured Broad Market Fund

At March 31, 2015, the cost of investment securities for tax purposes was $444,431,000. Net unrealized appreciation of investment securities for tax purposes was $133,764,000, consisting of unrealized gains of $139,271,000 on securities that had risen in value since their purchase and $5,507,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2015, the fund purchased $200,508,000 of investment securities and sold $205,312,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2015		September 30, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	—	—	6,643	195
Issued in Lieu of Cash Distributions	1,642	49	536	16
Redeemed	—	—	—	—
Net Increase (Decrease)—Institutional Shares	1,642	49	7,179	211
Institutional Plus Shares
Issued	—	—	7,200	110
Issued in Lieu of Cash Distributions	62,575	940	20,486	310
Redeemed	—	—	(46,513)	(627)
Net Increase (Decrease)—Institutional Plus Shares	62,575	940	(18,827)	(207)

At March 31, 2015, one shareholder was the record or beneficial owner of 96% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to March 31, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	9/30/2014	3/31/2015	Period
Based on Actual Fund Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,067.01	$1.19
Institutional Plus Shares	1,000.00	1,067.20	0.82
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,083.05	$1.14
Institutional Plus Shares	1,000.00	1,083.33	0.83
Based on Hypothetical 5% Yearly Return
Structured Large-Cap Equity Fund
Institutional Shares	$1,000.00	$1,023.78	$1.16
Institutional Plus Shares	1,000.00	1,024.13	0.81
Structured Broad Market Fund
Institutional Shares	$1,000.00	$1,023.83	$1.11
Institutional Plus Shares	1,000.00	1,024.13	0.81
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Structured Large-Cap Equity Fund, 0.23% for Institutional Shares and 0.16% for Institutional Plus Shares; for the Structured Broad Market Fund, 0.22% for Institutional Shares and 0.16% for Institutional Plus Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Structured Large-Cap Equity and Structured Broad Market Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the performance of the funds since their inceptions, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that the funds’ expense ratios were well below the average expense ratios charged by funds in their respective peer groups and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton	Founder
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739
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Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q08702 052015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD QUANTITATIVE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: May 21, 2015
VANGUARD QUANTITATIVE FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: May 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.